UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02538

Touchstone Investment Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

September 30, 2015

Annual Report

Touchstone Investment Trust

Touchstone Active Bond Fund

Touchstone High Yield Fund

This report identifies the Funds' investments on September 30, 2015. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Fellow Shareholder:

We are pleased to provide you with the Touchstone Investment Trust Annual Report. Inside you will find key financial information, as well as manager commentaries, for the 12 months ended September 30, 2015.

During the fiscal year, the U.S. economy maintained its positive trajectory despite weakness in other major economies around the world. Europe, Japan and China all faced economic challenges, prompting central bank action to loosen monetary conditions and spur economic growth. The accommodative monetary policy, however, was not enough to allay investor concerns of a global economic slowdown. Facing the effects of lower global demand, crude oil and commodity prices declined sharply, weighing on emerging market economies, which are often more reliant on commodity production.

The bond markets reflected the heightened uncertainty surrounding the world’s growth prospects. Investors shunned riskier bonds in favor of higher credit quality securities. U.S. Treasuries outperformed Investment Grade Corporate bonds, while High Yield issues were affected in part by weak commodity prices. Interest rates experienced considerable volatility, but ended the period lower to continue their recent decline.

The recent market volatility only reinforces our belief that successful investing requires a long-term approach. Short-term performance can often obscure the value of sound asset allocation and a disciplined approach. Your financial professional can help steer you through the fluctuations of the market by identifying a risk-return profile that will help you meet your financial goals.

We greatly appreciate the opportunity to be part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Investment Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Active Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Active Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance

The Touchstone Active Bond Fund (Class A Shares) underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 12-month period ended September 30, 2015. The Fund’s total return was 0.24 percent (excluding the maximum sales charge), while the total return of the benchmark was 2.94 percent.

Market Environment

Over the past year, U.S. markets experienced significant volatility, primarily as the result of external factors including economic weakness in Europe and China, a sweeping decline in commodities and divergent central bank action — all amid a backdrop of moderately positive growth in the U.S. Returns were mixed given these factors, with U.S. Treasury notes posting the strongest returns. During the period, U.S. Treasuries outperformed securitized assets (Mortgage-Backed Securities, Asset-Backed Securities and Commercial Mortgage-Backed Securities), Investment Grade Corporate bonds and High Yield bonds.

Long- and intermediate-term interest rates declined over the period, while short-term interest rates rose slightly. Yields on the U.S. 10-Year Treasury fell in late 2014, and early in 2015 they dipped below 2 percent before rebounding in the second quarter on the back of the recovery in commodities. However, rates dropped yet again and ended the 12-month period just above 2 percent as the U.S. Federal Reserve Board (Fed) once again declined to raise interest rates, citing weak inflation.

Energy prices continued their descent, notwithstanding a brief recovery in the second quarter, along with other commodities, as growth in China appeared to be weaker than expected. As commodities continued to fall, many markets that are dependent on China’s exports began to suffer while some fell into mild recessions, including Brazil, Venezuela and Russia. However, the U.S. economy was resilient against these external factors as U.S. labor markets and gross domestic product (GDP) growth continued to show improvement.

Financial conditions also began to tighten during the period as a result of widening corporate credit spreads and a strong U.S. dollar. The strengthening of the U.S. dollar, combined with the decline in oil prices, created headwinds to corporate profits, particularly within the Energy sector and mining space. However, recent data has suggested that consumer savings from low energy prices are beginning to penetrate other parts of the economy, thereby providing support for consumer spending and confidence.

Going forward, we believe interest rates will remain near current levels, and we anticipate the Fed will remain patient in light of current market volatility as it looks to raise interest rates.

Portfolio Review

In general, the Fund underperformed during the 12-month period as a result of an overweight to non-U.S. Treasury sectors and Treasury Inflation Protected Securities (TIPS). The Fund’s allocation to High Yield bonds was the most significant detractor for the period. The Fund remained overweight to that sector, as we believed High Yield bonds offered adequate compensation for credit and liquidity risk. The Fund’s overweight to securitized

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

assets contributed positively to returns, while an underweight to Investment Grade Corporate bonds detracted slightly. Risk premiums across the spectrum of non-U.S. Treasury sectors widened significantly during the period.

There were several tactical shifts in positioning related to interest rate and/or yield curve risk during the period. In total, those shifts contributed positively to performance. For much of the 12-month period, the duration of the Fund was neutral relative to the benchmark. Overall, the duration positioning of the Fund had a positive impact on performance during the year. We actively managed our yield curve positioning over the period to take advantage of market volatility. As such, we did not take a definitive position on interest rates and the Fund’s short-term tactical shifts had a positive impact on performance.

Outlook

Going forward, we believe the U.S. economy will continue to be resilient, financial conditions should remain accommodative and risk premiums for Investment Grade Corporate and High Yield bonds could narrow from current levels — all of which could present opportunities for the Fund. Conversely, the potential risks from China and other emerging market economies may present the biggest concerns. If negative effects from abroad materially spill into the U.S. economy, the effect on risk premiums could be counter to the Fund’s positioning.

It appears that interest rates will remain at low levels in the near-term as markets are now anticipating an increase in early 2016, and we believe the Fed will opt to gradually raise rates. Given this environment and the recent increase in risk premiums, we believe the Fund is positioned to capture returns through spread tightening, thereby potentially providing returns above the Fund’s yield in the near- and medium-term.

Looking ahead, we expect the Fund to maintain a neutral bias in terms of interest rate exposure relative to the benchmark, but will actively trade to capture short-term opportunities. We also expect to maintain an overweight to risk assets, including both Investment Grade Corporate and High Yield bonds where appropriate, and other sectors as opportunities arise.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Active Bond Fund - Class A*and the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was October 3, 1994, October 3, 1994, April 12, 2012, and April 12, 2012, respectively. Class Y shares and Institutional Class shares performance was calculated using the historical performance of Class A shares for the periods prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

6

Management's Discussion of Fund Performance (Unaudited)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone High Yield Fund seeks a high level of income. Capital appreciation is a secondary consideration. The Fund primarily invests in non-investment-grade securities. The Fund emphasizes the higher-quality segment of the High Yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

Fund Performance

The Touchstone High Yield Fund (Class A Shares) underperformed its benchmark, BofA Merrill Lynch High Yield Cash Pay Index, for the 12-month period ended September 30, 2015. The Fund’s total return was -4.54 percent (excluding the maximum sales charge) while the benchmark’s total return was -3.54 percent.

Market Environment

Equities and other risk assets sold off markedly in the recent quarter after fluctuating in broad trading ranges during the first nine months of the fiscal year. At one point in the quarter, the U.S. stock market, as measured by the S&P 500 Index, declined by double digits, representing the first such correction in four years, before essentially finishing unchanged for the last period. Within the bond market, U.S. Treasuries posted positive returns while Below-Investment-Grade corporates recorded a negative return with spreads relative to equivalent-duration U.S. Treasury securities widening over the course of the year.

These developments occurred against a backdrop of heightened investor worries about China’s economy and other emerging market economies. Many observers discounted China’s official economic growth statistics, with “hard data” such as manufacturing activity, electricity generation and exports suggesting much softer growth. The most compelling evidence of weakness was a broad-based decline in commodity prices, which contributed to recessions in Brazil, Russia and Venezuela, and to sluggish growth in Australia, Canada and South Africa. At the same time, Singapore, South Korea and Taiwan experienced steep declines in exports as a result of diminished demand from China. According to J.P. Morgan Economics, it was the weakest period of growth for emerging economies, who collectively account for one-half of world gross domestic product (GDP), since the fallout from the 2008 global financial crisis.

Portfolio Review

Sector selection detracted from performance while security selection contributed. With respect to sector selection, the Fund’s Energy sector overweight was the primary detractor with lower oil prices stressing both exploration and production companies as well as oil field service providers. Energy has historically exhibited defensive qualities in volatile markets providing attractive risk-adjusted returns. However, the rather sharp drop in the price of crude oil caused Energy bond yields to rise significantly relative to equivalent duration U.S. Treasury bonds (also known as spread widening). Yields of High-Yield Energy bonds reached their highest level in 10 years and the largest yield spread to Treasuries on record. Underweight allocations to Banks & Thrifts, Technology and Retail also detracted from performance. The Fund’s overweight allocations to Health Care and Food, Beverage & Tobacco contributed to performance, partially offsetting the previously mentioned detractors.

While security selection within Energy detracted from performance, it was more than offset by positive contributions from security selection within Metals & Mining, Broadcasting and Paper. Within Metals & Mining, the Fund benefitted from generally being overweight to copper and gold miners while being underweight to coal and iron ore miners. Specifically, underweight positions in Materials sector bonds of Peabody Energy, Alpha Natural Resources Inc. and Arch Coal Inc., three stressed coal miners, contributed to returns. Overweight positions

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

in Goodyear Tire & Rubber Co. and Post Holdings Inc., in addition to an underweight position in Sprint Corp., also contributed.

Exposure to Energy was reduced during the last 12 months, partly due to price and partly due to risk reduction. Offsetting this reduction was an increase in exposure to Banks & Thrifts and Cable & Satellite TV. The increase in allocation to these two sectors was primarily facilitated through attractively priced issues.

With respect to issuers, we increased Fund holdings of Tenet Healthcare Corp., Frontier Communications Corp. and CIT Group Inc. while reducing exposure to PHH Corporation and MGM Resorts International. We believed that Tenet Healthcare offered attractive value in a stable sector while CIT is an investment grade candidate. Frontier issued bonds to facilitate acquisitions and was forced to price them at a discount, of which we took advantage. Both MGM and PHH remain sold credits but have essentially fulfilled our expectations so we reduced exposure to them during the period.

At the end of the period, Fund duration remained reasonably close to the benchmark, and over the year the Fund’s duration positioning had minimal impact on relative performance.

Outlook

Notwithstanding developments in the emerging economies, the U.S. economy has remained resilient. In fact, real GDP growth for the second quarter was revised upward from its initial estimate in the second quarter of 2015, and the consensus forecast calls for it to expand close to the trend pace into next year. While the Manufacturing sector has softened in response to weakness abroad and a strong dollar, the Services sector, which accounts for the vast majority of the economy, continues to grow at a solid pace. The unemployment rate has fallen on the back of steady jobs growth.

Nonetheless, there are valid reasons to consider how long the U.S. economy can sustain its momentum. While the Federal Reserve Board (Fed) has delayed raising short-term interest rates, financial conditions in the United States have tightened as a result of a widening in corporate credit spreads and a strong U.S. dollar. At present, investors are focusing on the prospects for U.S. profit growth, which has plateaued recently, after having surged during the recovery from the 2008-2009 recession. This slowdown is related to the strength of the dollar, which impacts earnings of multinationals, and to the plunge in prices for oil and raw materials, which has hurt earnings for the Energy and Mining sectors.

The recent turn of events has been challenging as the markets become more volatile and less liquid. In these circumstances, it is natural for investors to require an added premium to hold risky assets. Therefore, we believe the widening in U.S. corporate credit spreads that has occurred makes High-Yield bonds attractive from a long-term perspective considering our belief that the risk of a U.S. recession is very low and the prospects for defaults appear manageable. Volatility, however, should be anticipated as some of the aforementioned uncertainties are resolved.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone HighYield Fund - Class A*and the BofA Merrill Lynch HighYield Cash Pay Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was May 1, 2000, May 23, 2000, February 1, 2007, and January 27, 2012, respectively. Class C shares, Class Y shares and Institutional Class shares performance was calculated using the historical performance of Class A shares for the periods prior to May 23, 2000, February 1, 2007 and January 27, 2012, respectively. The returns have been restated for sales loads and fees applicable to Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

9

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2015

The tables below provide each Fund’s credit quality allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Active Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	41.4%
AA/Aa	2.3
A/A	9.6
BBB/Baa	23.9
BB/Ba	9.6
B/B	4.5
CCC	1.6
Not Rated	7.1
Total	100.0%

Touchstone High Yield Fund
Credit Quality*	(% of Investment Securities)
BBB/Baa	3.0%
BB/Ba	59.1
B/B	36.2
CCC	0.8
Not Rated	0.9
Total	100.0%

*	Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

10

Portfolio of Investments

Touchstone Active Bond Fund – September 30, 2015

Principal		Market
Amount		Value

	Corporate Bonds — 43.8%

	Financials — 13.7%
$504,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland),
	4.500%, 5/15/21	$503,370
290,000	Ally Financial, Inc., 8.000%, 11/1/31	345,100
366,000	American Express Credit Corp.,
	2.600%, 9/14/20	367,668
630,000	Bank of America Corp.,
	6.100%, 12/29/49(A)	614,250
550,000	Bank of America Corp. MTN,
	4.000%, 1/22/25	539,036
630,000	Bank of New York Mellon Corp. (The),
	4.950%, 12/29/49(A)	620,550
280,000	Boston Properties LP, 3.850%, 2/1/23	286,793
384,000	Branch Banking & Trust Co.,
	3.625%, 9/16/25	384,311
575,000	Capital One NA/Mclean VA,
	1.650%, 2/5/18	569,303
102,000	CIT Group, Inc., 5.000%, 8/15/22	101,872
250,000	Citigroup, Inc., 3.300%, 4/27/25	243,508
630,000	Citigroup, Inc., 5.350%, 4/29/49(A)	587,475
49,000	Credit Acceptance Corp., 144a,
	7.375%, 3/15/23	50,102
250,000	Credit Suisse Group Funding
	Guernsey Ltd. (Guernsey), 144a,
	2.750%, 3/26/20	249,302
380,000	Fifth Third Bancorp, 2.875%, 7/27/20	383,130
34,000	First Cash Financial Services, Inc.,
	6.750%, 4/1/21	34,000
445,000	Ford Motor Credit Co. LLC,
	2.375%, 1/16/18	445,498
305,000	General Electric Capital Corp. MTN,
	4.650%, 10/17/21	343,060
495,000	General Motors Financial Co., Inc.,
	3.200%, 7/13/20	488,333
155,000	Goldman Sachs Group, Inc. (The),
	5.250%, 7/27/21	172,862
55,000	Goldman Sachs Group, Inc. (The),
	5.375%, 12/31/49(A)	53,728
28,000	Iron Mountain, Inc. REIT, 144a,
	6.000%, 10/1/20	28,272
145,000	JPMorgan Chase & Co.,
	3.250%, 9/23/22	145,104
630,000	JPMorgan Chase & Co.,
	5.150%, 12/29/49(A)	593,977
30,000	JPMorgan Chase & Co., 5.300%(A)	29,475
265,000	JPMorgan Chase & Co.,
	6.000%, 1/15/18	289,559
60,000	MetLife, Inc., 5.250%(A)	59,400
175,000	Morgan Stanley, 3.950%, 4/23/27	168,539
630,000	Morgan Stanley, 5.450%, 7/29/49(A)	620,241
360,000	Navient LLC MTN, 6.125%, 3/25/24	288,000
300,000	Omega Healthcare Investors, Inc. REIT,
	4.950%, 4/1/24	303,262
500,000	PHH Corp., 6.375%, 8/15/21	450,000
250,000	PNC Bank NA, 2.700%, 11/1/22	241,148
360,000	Prudential Financial, Inc.,
	5.625%, 6/15/43(A)	371,520
28,000	Quicken Loans, Inc., 144a,
	5.750%, 5/1/25	26,285
580,000	Simon Property Group LP, REIT,
	2.750%, 2/1/23	562,802
285,000	Teachers Insurance & Annuity
	Association of America, 144a,
	6.850%, 12/16/39	356,857
47,000	Vereit Operating Partnership LP REIT,
	4.600%, 2/6/24	45,120
375,000	Vornado Realty LP REIT,
	5.000%, 1/15/22	405,090
580,000	Wells Fargo & Co., 5.900%, 12/12/49(A)	580,000
620,000	Wells Fargo & Co. MTN,
	3.000%, 2/19/25	596,576
175,000	Welltower Inc. REIT, 6.125%, 4/15/20	200,023
		13,744,501

	Consumer Discretionary — 5.9%
28,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a, 4.625%, 1/15/22	27,376
2,000	AMC Networks, Inc., 7.750%, 7/15/21	2,115
490,000	AutoNation, Inc., 5.500%, 2/1/20	536,550
43,000	Belo Corp., 7.250%, 9/15/27	44,828
14,000	Cable One, Inc., 144a, 5.750%, 6/15/22	13,797
70,000	Cablevision Systems Corp.,
	5.875%, 9/15/22	53,025
425,000	CBS Corp., 4.900%, 8/15/44	392,444
504,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.625%, 1/31/22	507,780
264,000	CCO Safari II LLC, 144a,
	6.484%, 10/23/45	266,336
504,000	Cequel Communications Holdings I
	LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	474,390
50,000	Cimpress N.V. (Netherlands), 144a,
	7.000%, 4/1/22	48,250
220,000	DIRECTV Holdings LLC / DIRECTV
	Financing Co., Inc., 2.400%, 3/15/17	222,908
500,000	Discovery Communications LLC,
	3.450%, 3/15/25	463,226
504,000	DISH DBS Corp., 6.750%, 6/1/21	485,412
195,000	Dollar General Corp., 3.250%, 4/15/23	185,824
40,000	DR Horton, Inc., 4.375%, 9/15/22	39,700
475,000	Forest Laboratories, Inc., 144a,
	5.000%, 12/15/21	515,271
220,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	277,137
21,000	International Game Technology PLC
	(United Kingdom), 144a,
	5.625%, 2/15/20	20,370
12,000	International Game Technology PLC
	(United Kingdom), 144a,
	6.250%, 2/15/22	11,160
10,000	Lennar Corp., 4.750%, 11/15/22	9,708

11

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 43.8% (Continued)

	Consumer Discretionary — (Continued)
$42,000	Lennar Corp., 4.750%, 5/30/25	$40,110
170,000	Mondelez International, Inc.,
	4.125%, 2/9/16	171,877
16,000	Nexstar Broadcasting, Inc., 144a,
	6.125%, 2/15/22	15,800
2,000	Nielsen Finance LLC / Nielsen Finance
	Co., 4.500%, 10/1/20	2,005
31,000	Quad/Graphics, Inc., 7.000%, 5/1/22	27,745
35,000	Sabre GLBL, Inc., 144a,
	5.375%, 4/15/23	34,475
400,000	Scripps Networks Interactive, Inc.,
	2.750%, 11/15/19	400,360
8,000	Sinclair Television Group, Inc.,
	5.375%, 4/1/21	7,820
425,000	Sirius XM Radio, Inc., 144a,
	5.250%, 8/15/22	440,938
10,000	Sirius XM Radio, Inc., 144a,
	5.375%, 4/15/25	9,550
22,000	Sirius XM Radio, Inc., 144a,
	6.000%, 7/15/24	22,110
29,000	Taylor Morrison Communities, Inc. /
	Monarch Communities Inc., 144a,
	5.250%, 4/15/21	28,855
90,000	Time Warner Cable, Inc.,
	4.500%, 9/15/42	71,156
10,000	Vista Outdoor, Inc., 144a,
	5.875%, 10/1/23	10,150
65,000	ZF North America Capital, Inc., 144a,
	4.500%, 4/29/22	61,425
28,000	ZF North America Capital, Inc., 144a,
	4.750%, 4/29/25	25,655
		5,967,638

	Energy — 4.4%
500,000	Boardwalk Pipelines LP, 3.375%, 2/1/23	433,638
200,000	Buckeye Partners LP, 4.150%, 7/1/23	183,636
475,000	Cenovus Energy, Inc. (Canada),
	6.750%, 11/15/39	492,736
248,000	Chesapeake Energy Corp.,
	5.375%, 6/15/21	164,920
26,000	DCP Midstream LLC, 144a,
	5.350%, 3/15/20	25,190
493,000	Freeport-McMoRan, Inc.,
	6.875%, 2/15/23	436,182
500,000	FTS International, Inc., 6.250%, 5/1/22	155,000
12,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.000%, 5/15/23	10,560
108,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.750%, 8/1/22	101,358
260,000	Hess Corp., 5.600%, 2/15/41	242,293
575,000	Kinder Morgan Energy Partners LP,
	3.500%, 9/1/23	508,717
504,000	Linn Energy LLC / Linn Energy Finance
	Corp., 8.625%, 4/15/20	136,080
440,000	Marathon Oil Corp., 2.800%, 11/1/22	393,791
29,000	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.,
	4.875%, 6/1/25	26,674
71,000	MEG Energy Corp. (Canada), 144a,
	6.500%, 3/15/21	58,220
390,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	381,225
215,000	Nabors Industries, Inc.,
	5.000%, 9/15/20	208,799
285,000	Petroleos Mexicanos (Mexico), 144a,
	4.500%, 1/23/26	262,742
48,000	Rose Rock Midstream LP / Rose Rock
	Finance Corp., 144a,
	5.625%, 11/15/23	41,760
36,000	Summit Midstream Holdings LLC /
	Summit Midstream Finance Corp.,
	7.500%, 7/1/21	34,560
106,000	Tullow Oil PLC (United Kingdom),
	144a, 6.000%, 11/1/20	74,465
		4,372,546

	Consumer Staples — 3.7%
22,000	B&G Foods, Inc., 4.625%, 6/1/21	21,175
150,000	Cott Beverages, Inc., 5.375%, 7/1/22	145,311
7,000	Cott Beverages, Inc., 6.750%, 1/1/20	7,192
520,000	CVS Health Corp., 3.875%, 7/20/25	536,020
31,000	Darling Ingredients, Inc.,
	5.375%, 1/15/22	30,380
6,000	Family Tree Escrow LLC, 144a,
	5.250%, 3/1/20	6,152
15,000	Family Tree Escrow LLC, 144a,
	5.750%, 3/1/23	15,562
108,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 5.750%, 6/15/25	99,360
360,000	JM Smucker Co. (The), 144a,
	4.375%, 3/15/45	345,905
515,000	Kraft Foods Group, Inc.,
	6.875%, 1/26/39	640,196
500,000	Kroger Co. (The), 5.000%, 4/15/42	517,352
504,000	Post Holdings, Inc., 7.375%, 2/15/22	511,560
345,000	Reynolds American, Inc.,
	3.250%, 6/12/20	354,844
32,000	Spectrum Brands, Inc., 144a,
	5.750%, 7/15/25	32,640
435,000	Sysco Corp., 2.600%, 10/1/20	435,372
		3,699,021

	Telecommunication Services — 3.7%
59,000	Altice Financing SA (Luxemburg),
	144a, 6.625%, 2/15/23	56,751
225,000	AT&T, Inc., 3.900%, 3/11/24	228,811
90,000	AT&T, Inc., 4.350%, 6/15/45	77,250
360,000	AT&T, Inc., 4.500%, 5/15/35	329,334
325,000	CenturyLink, Inc., 5.150%, 6/15/17	333,938
8,000	CenturyLink, Inc., 5.800%, 3/15/22	6,840
2,000	CenturyLink, Inc., 6.450%, 6/15/21	1,830

12

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 43.8% (Continued)

	Telecommunication Services — (Continued)
$39,000	CommScope, Inc., 144a,
	4.375%, 6/15/20	$38,708
245,000	Frontier Communications Corp.,
	6.875%, 1/15/25	193,550
188,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.250%, 10/15/20	172,490
60,000	Neptune Finco Corp., 144a,
	10.125%, 1/15/23	60,675
375,000	Qwest Corp., 6.750%, 12/1/21	396,797
29,000	Sable International Finance Ltd.
	(Cayman Islands), 144a,
	6.875%, 8/1/22	29,218
181,000	Sprint Communications Inc.,
	6.000%, 11/15/22	136,202
7,000	Telecom Italia Capital SA
	(Luxembourg), 7.175%, 6/18/19	7,752
504,000	T-Mobile USA, Inc., 6.731%, 4/28/22	502,740
25,000	Univision Communications, Inc., 144a,
	6.750%, 9/15/22	25,875
425,000	Verizon Communications, Inc.,
	4.672%, 3/15/55	365,968
275,000	Verizon Communications, Inc.,
	6.250%, 4/1/37	308,172
6,000	ViaSat, Inc., 6.875%, 6/15/20	6,300
551,000	Windstream Corp., 6.375%, 8/1/23	397,051
		3,676,252

	Industrials — 3.1%
122,000	AECOM Global II LLC / URS Fox US LP,
	3.850%, 4/1/17	122,000
250,000	Air Lease Corp., 5.625%, 4/1/17	260,938
9,000	Allegion PLC (Ireland),
	5.875%, 9/15/23	9,225
54,000	Anixter, Inc., 144a, 5.500%, 3/1/23	53,190
186,000	Aviation Capital Group Corp., 144a,
	2.875%, 9/17/18	185,831
190,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	217,200
158,000	Con-way, Inc., 6.700%, 5/1/34	118,485
400,000	FedEx Corp., 5.100%, 1/15/44	419,023
83,000	Hornbeck Offshore Services, Inc.,
	5.000%, 3/1/21	61,628
80,000	Hutchison Whampoa International
	09/19 Ltd. (Cayman Islands), 144a,
	5.750%, 9/11/19	89,871
280,000	John Deere Capital Corp.,
	2.450%, 9/11/20	282,294
57,000	KLX, Inc., 144a, 5.875%, 12/1/22	55,450
252,000	Navios Maritime Holdings, Inc. /
	Navios Maritime Finance II US Inc.
	(Marshall Islands), 144a,
	7.375%, 1/15/22	202,860
31,000	Orbital ATK, Inc., 144a,
	5.500%, 10/1/23	31,078
370,000	Republic Services, Inc., 3.550%, 6/1/22	379,330
223,000	SBA Tower Trust, 144a,
	2.898%, 10/15/19	223,711
352,000	United Rentals North America, Inc.,
	7.625%, 4/15/22	373,120
		3,085,234

	Health Care — 2.8%
195,000	Actavis Funding SCS (Luxembourg),
	3.800%, 3/15/25	188,378
164,000	Allina Health System,
	4.805%, 11/15/45	168,817
380,000	Celgene Corp., 2.875%, 8/15/20	383,448
386,000	CHS / Community Health Systems,
	Inc., 7.125%, 7/15/20	401,440
366,000	Gilead Sciences, Inc., 2.550%, 9/1/20	368,288
171,000	HCA, Inc., 6.500%, 2/15/20	186,390
53,000	Mallinckrodt International Finance SA
	/ Mallinckrodt CB LLC
	(Luxembourg), 144a,
	5.500%, 4/15/25	47,236
325,000	Medtronic, Inc., 4.450%, 3/15/20	357,354
174,000	Ochsner Clinic Foundation,
	5.897%, 5/15/45	181,228
11,000	Quintiles Transnational Corp., 144a,
	4.875%, 5/15/23	10,890
63,000	Select Medical Corp., 6.375%, 6/1/21	61,425
170,000	Tenet Healthcare Corp.,
	4.500%, 4/1/21	167,450
6,000	Tenet Healthcare Corp.,
	4.750%, 6/1/20	6,060
12,000	Tenet Healthcare Corp.,
	6.000%, 10/1/20	12,660
323,000	Valeant Pharmaceuticals International,
	144a, 6.750%, 8/15/21	326,230
		2,867,294

	Utilities — 2.7%
12,000	AES Corp. VA, 8.000%, 6/1/20	13,560
874,000	Alabama Power Capital Trust V,
	3.384%, 10/1/42(A)	844,974
6,000	Calpine Corp., 144a, 7.875%, 1/15/23	6,405
481,000	Dominion Resources, Inc. VA,
	7.500%, 6/30/66	432,299
300,000	Duke Energy Progress, Inc.,
	4.150%, 12/1/44	301,831
316,000	Dynegy, Inc., 5.875%, 6/1/23	296,250
188,000	Dynegy, Inc., 7.375%, 11/1/22	189,645
115,000	NextEra Energy Capital Holdings, Inc.,
	6.000%, 3/1/19	128,059
272,000	PacifiCorp, 5.750%, 4/1/37	329,032
185,000	Talen Energy Supply LLC,
	6.500%, 5/1/18	187,775
		2,729,830

	Information Technology — 2.0%
87,000	Applied Materials, Inc.,
	2.625%, 10/1/20	87,264

13

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 43.8% (Continued)

	Information Technology — (Continued)
$424,000	Automatic Data Processing, Inc.,
	2.250%, 9/15/20	$426,599
17,000	CDW LLC / CDW Finance Corp.,
	5.000%, 9/1/23	17,124
4,000	CDW LLC / CDW Finance Corp.,
	6.000%, 8/15/22	4,181
440,000	Hewlett Packard Enterprise Co., 144a,
	2.450%, 10/5/17	439,754
444,000	McGraw Hill Financial, Inc., 144a,
	3.300%, 8/14/20	451,765
190,000	Microsoft Corp., 3.500%, 2/12/35	176,670
425,000	QUALCOMM, Inc., 3.450%, 5/20/25	401,317
		2,004,674

	Materials — 1.8%
24,000	A Schulman, Inc., 144a, 6.875%, 6/1/23	22,620
33,000	Alcoa, Inc., 5.125%, 10/1/24	31,432
504,000	ArcelorMittal (Luxembourg),
	6.250%, 3/1/21	454,542
122,000	Cascades, Inc. (Canada), 144a,
	5.750%, 7/15/23	116,510
56,000	Chemours Co. (The), 144a,
	6.625%, 5/15/23	37,660
28,000	Chemours Co. (The), 144a,
	7.000%, 5/15/25	18,410
119,000	Domtar Corp., 10.750%, 6/1/17	135,534
6,000	FMG Resources August 2006 Pty Ltd.
	(Australia), 144a, 9.750%, 3/1/22	5,588
208,000	Glencore Funding LLC, 144a,
	2.500%, 1/15/19	177,320
355,000	International Paper Co.,
	5.150%, 5/15/46	346,799
20,000	Norbord, Inc. (Canada), 144a,
	5.375%, 12/1/20	19,800
226,000	Southern Copper Corp.,
	5.875%, 4/23/45	183,478
62,000	Vale Overseas Ltd. (Cayman Islands),
	5.625%, 9/15/19†	62,243
178,000	Vulcan Materials Co., 4.500%, 4/1/25	174,440
		1,786,376
	Total Corporate Bonds	$43,933,366

	U.S. Treasury Obligations — 19.5%
1,380,000	U.S. Treasury Bond, 2.875%, 8/15/45	1,379,317
442,000	U.S. Treasury Bond, 3.000%, 5/15/45	452,325
5,645,000	U.S. Treasury Inflation Indexed
	Bonds, 0.250%, 1/15/25	5,451,723
4,620,000	U.S. Treasury Inflation Indexed
	Bonds, 0.750%, 2/15/45	4,060,436
3,845,000	U.S. Treasury Note, 0.875%, 11/15/17	3,858,619
250,000	U.S. Treasury Note, 1.375%, 3/31/20	250,755
285,000	U.S. Treasury Note, 1.500%, 10/31/19	288,143
1,625,000	U.S. Treasury Note, 1.625%, 12/31/19	1,649,375
665,000	U.S. Treasury Note, 2.125%, 5/15/25	669,001
1,474,000	U.S. Treasury Note, 2.250%, 11/15/24	1,501,561
	Total U.S. Treasury Obligations	$19,561,255

	U.S. Government Mortgage-Backed
	Obligations — 18.3%
69,226	FHLMC, Pool #1B3366,
	2.322%, 3/1/37(A)	73,364
209,109	FHLMC, Pool #1H1348,
	2.352%, 10/1/36(A)	222,219
852,442	FHLMC, Pool #1Q0339,
	2.499%, 4/1/37(A)	907,823
34,242	FHLMC, Pool #A12886, 5.000%, 8/1/33	37,883
64,872	FHLMC, Pool #A13842, 6.000%, 9/1/33	72,983
21,125	FHLMC, Pool #A21415, 5.000%, 5/1/34	23,276
49,835	FHLMC, Pool #A35682, 5.000%, 7/1/35	54,610
24,705	FHLMC, Pool #A36523, 5.000%, 8/1/35	27,190
170,177	FHLMC, Pool #A46590, 5.000%, 8/1/35	187,715
44,550	FHLMC, Pool #A56988, 5.500%, 2/1/37	49,347
305,372	FHLMC, Pool #A96485, 4.500%, 1/1/41	332,333
1,072,896	FHLMC, Pool #A97897, 4.500%, 4/1/41	1,184,889
28,225	FHLMC, Pool #C62740, 7.000%, 1/1/32	32,178
28,786	FHLMC, Pool #C72254, 6.500%, 7/1/32	32,908
128,569	FHLMC, Pool #C90986, 7.000%, 6/1/26	147,309
44,394	FHLMC, Pool #G02184, 5.000%, 4/1/36	48,866
671,310	FHLMC, Pool #G05733,
	5.000%, 11/1/39	743,129
400,957	FHLMC, Pool #J13584,
	3.500%, 11/1/25	425,238
153,102	FNMA, Pool #255628, 5.500%, 2/1/25	170,766
10,996	FNMA, Pool #432269, 6.500%, 8/1/28	12,561
14,233	FNMA, Pool #496848, 6.500%, 6/1/29	16,260
6,601	FNMA, Pool #535290, 8.000%, 5/1/30	8,010
11,750	FNMA, Pool #540040, 7.500%, 6/1/28	11,749
25,381	FNMA, Pool #561741, 7.500%, 1/1/31	30,214
11,057	FNMA, Pool #569874, 8.000%, 2/1/31	11,731
2,330	FNMA, Pool #575501, 6.000%, 5/1/17	2,336
15,322	FNMA, Pool #596500, 6.500%, 7/1/16	15,452
9,062	FNMA, Pool #626811, 6.500%, 6/1/17	9,286
94,178	FNMA, Pool #640291, 7.000%, 8/1/32	105,786
34,776	FNMA, Pool #653301, 6.500%, 7/1/32	39,727
112,555	FNMA, Pool #653502, 6.500%, 7/1/32	128,580
76,703	FNMA, Pool #670402, 6.500%, 6/1/32	87,623
23,527	FNMA, Pool #704460, 6.000%, 5/1/18	24,174
7,031	FNMA, Pool #725906,
	2.359%, 8/1/34(A)	7,464
426,691	FNMA, Pool #745257, 6.000%, 1/1/36	484,908
3,575	FNMA, Pool #745974,
	2.483%, 10/1/36(A)	3,820
160,801	FNMA, Pool #810049, 5.500%, 3/1/35	179,353
314,562	FNMA, Pool #819297, 6.000%, 9/1/35	356,724
90,673	FNMA, Pool #889060, 6.000%, 1/1/38	103,066
196,636	FNMA, Pool #889061, 6.000%, 1/1/38	223,645
86,651	FNMA, Pool #893003, 7.000%, 9/1/36	91,846
32,765	FNMA, Pool #895657, 6.500%, 8/1/36	36,942
375,951	FNMA, Pool #905049, 5.500%, 11/1/36	422,894
380,232	FNMA, Pool #908944, 5.500%, 1/1/37	424,101
880,200	FNMA, Pool #928553, 5.500%, 8/1/37	1,004,594

14

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed
	Obligations — 18.3% (Continued)
$34,547	FNMA, Pool #995220, 6.000%, 11/1/23	$38,048
481,846	FNMA, Pool #AA3467, 4.500%, 4/1/39	528,254
762,302	FNMA, Pool #AA4584, 4.500%, 4/1/39	833,829
155,883	FNMA, Pool #AB1800, 4.000%, 11/1/40	167,838
645,348	FNMA, Pool #AB2452, 4.000%, 3/1/26	687,160
172,140	FNMA, Pool #AB5989, 2.500%, 8/1/27	177,123
202,287	FNMA, Pool #AD3775, 4.500%, 3/1/25	217,404
258,611	FNMA, Pool #AD6193, 5.000%, 6/1/40	286,333
567,002	FNMA, Pool #AE0996, 4.000%, 2/1/41	610,463
343,592	FNMA, Pool #AE1568, 4.000%, 9/1/40	367,239
998,016	FNMA, Pool #AE2497, 4.500%, 9/1/40	1,104,667
213,469	FNMA, Pool #AE5441, 5.000%, 10/1/40	236,878
503,384	FNMA, Pool #AH1135, 5.000%, 1/1/41	555,559
842,470	FNMA, Pool #AH3483, 3.500%, 2/1/26	898,626
387,455	FNMA, Pool #AH3671, 4.000%, 2/1/26	415,727
820,780	FNMA, Pool #AH6622, 4.000%, 3/1/41	891,126
48,837	FNMA, Pool #AI0805, 4.500%, 7/1/41	53,033
1,103,534	FNMA, Pool #AL0150, 4.000%, 2/1/41	1,187,988
285,753	FNMA, Pool #AL0211, 5.000%, 4/1/41	316,632
61,133	GNMA, Pool #5305, 4.000%, 2/20/42	65,571
17,376	GNMA, Pool #748495, 4.000%, 8/15/40	18,551
26,049	GNMA, Pool #8503, 1.625%, 9/20/24(A)	27,114
	Total U.S. Government
	Mortgage-Backed Obligations	$18,302,035

	Asset-Backed Securities — 5.6%
375,000	American Homes 4 Rent 2015-SFR2
	Trust, Ser 2015-SFR2, Class A, 144a,
	3.732%, 10/17/45	378,866
3,731	CIT Group Home Equity Loan Trust,
	Ser 2002-1, Class AF5,
	7.210%, 2/25/33(B)	3,728
434,351	Countrywide Asset-Backed
	Certificates, Ser 2007-S1, Class A5,
	6.018%, 11/25/36(A)	395,643
450,000	Dell Equipment Finance Trust, Ser
	2015-1, Class C, 144a,
	2.420%, 3/23/20	449,910
249,064	FHLMC Structured Pass Through
	Securities, Ser T-20, Class A5,
	8.370%, 12/25/29(B)	291,622
600,000	First Franklin Mortgage Loan Trust, Ser
	2005-FFA, Class M3,
	6.017%, 3/25/25(B)	591,997
88,534	FNMA REMIC, Ser 2001-W2, Class AF6,
	6.589%, 10/25/31(B)	96,141
1,800,748	Mid-State Capital Corp. Trust, Ser
	2005-1, Class M2, 7.079%, 1/15/40	1,982,984
262,604	RAMP Trust, Ser 2003-RZ5, Class A7,
	5.470%, 9/25/33(B)	270,307
793,507	RAMP Trust, Ser 2004-RS7, Class AI5,
	5.624%, 7/25/34(B)	739,390
4,779	RASC Trust, Ser 2001-KS3, Class AI6,
	5.960%, 9/25/31(A)	4,895
395,000	Santander Drive Auto Receivables
	Trust 2015-1, Ser 2015-1, Class B,
	1.970%, 11/15/19	397,763
	Total Asset-Backed Securities	$5,603,246

	Commercial Mortgage-Backed Securities — 3.1%
435,000	Banc of America Commercial
	Mortgage Trust, Ser 2006-6, Class
	A3, 5.369%, 10/10/45	437,033
52,889	Banc of America Commercial
	Mortgage Trust, Ser 2007-2, Class
	AAB, 5.734%, 4/10/49(A)	53,114
610,002	COMM Mortgage Trust, Ser
	2014-SAVA, Class A, 144a,
	1.357%, 6/15/34(A)	607,524
550,000	Eleven Madison Trust 2015-11MD
	Mortgage Trust, Ser 2015-11MD,
	Class C, 144a, 3.555%, 9/10/35(A)	545,066
81,447	First Union Commercial Mortgage
	Trust, Ser 1999-C1, Class F, 144a,
	5.350%, 10/15/35	81,982
595,000	JP Morgan Chase Commercial
	Mortgage Securities Trust, Ser
	2015-CSMO, Class A, 144a,
	1.438%, 1/15/32(A)	592,152
700,000	Morgan Stanley Bank of America
	Merrill Lynch Trust, Ser 2014-C18,
	Class ASB, 3.621%, 10/15/47	740,190
30,052	Mortgage Pass Through Certificates,
	Ser 2001-CIB2, Class D,
	6.847%, 4/15/35(A)	30,026
66,955	Wachovia Bank Commercial Mortgage
	Trust, Ser 2007-C30, Class APB,
	5.294%, 12/15/43	67,370
	Total Commercial
	Mortgage-Backed Securities	$3,154,457

	Non-Agency Collateralized Mortgage
	Obligations — 2.3%
5,911	Adjustable Rate Mortgage Trust, Ser
	2004-4, Class 3A1,
	2.716%, 3/25/35(A)	5,769
495,523	Countrywide Alternative Loan Trust,
	Ser 2004-30CB, Class 3A1,
	5.000%, 2/25/20	509,165
62,298	Countrywide Alternative Loan Trust,
	Ser 2005-J3, Class 3A1,
	6.500%, 9/25/34	63,543
90,768	Credit Suisse First Boston Mortgage
	Securities Corp., Ser 2004-7, Class
	6A1, 5.250%, 10/25/19	92,189
144,485	Deutsche ALT-A Securities, Inc.
	Alternate Loan Trust, Ser 2005-3,
	Class 4A4, 5.250%, 6/25/35	145,191

15

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage
	Obligations — 2.3% (Continued)
$160,125	JP Morgan Mortgage Trust, Ser
	2005-A1, Class 2A1,
	2.364%, 2/25/35(A)	$161,801
410,373	JP Morgan Mortgage Trust, Ser
	2005-A2, Class 7CB1,
	2.696%, 4/25/35(A)	412,871
83,930	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	2.376%, 6/25/36(A)	75,593
71,616	MASTR Alternative Loans Trust, Ser
	2004-7, Class 10A1, 6.000%, 6/25/34	73,213
51,646	MASTR Asset Securitization Trust
	2003-4, Ser 2003-4, Class 4A2,
	5.500%, 5/25/33	52,953
250,880	Residential Asset Securitization Trust,
	Ser 2006-A1, Class 1A3,
	6.000%, 4/25/36	203,295
7,335	Sequoia Mortgage Trust 2011-1, Ser
	2011-1, Class A1, 4.125%, 2/25/41(A)	7,377
6,719	Structured Adjustable Rate Mortgage
	Loan Trust, Ser 2005-23, Class 1A3,
	2.588%, 1/25/36(A)	6,692
11,203	Structured Asset Securities Corp., Ser
	2004-21XS, Class 2A6B,
	5.150%, 12/25/34(B)	11,442
207,468	Structured Asset Securities Corp., Ser
	2005-17, Class 5A1,
	5.500%, 10/25/35	177,047
177,105	Washington Mutual Alternative
	Mortgage Pass-Through
	Certificates, Ser 2005-9, Class 2A4,
	5.500%, 11/25/35	174,347
176,082	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G, Class
	A1, 2.615%, 6/25/33(A)	177,804
	Total Non-Agency Collateralized
	Mortgage Obligations	$2,350,292

Shares

Preferred Stock — 0.6%

Financials — 0.6%
22,133	Public Storage REIT, 0.037%	558,637

Principal
Amount

	Municipal Bonds — 0.3%

	Illinois — 0.0%
$75,000	IL St, Pension, UTGO, 5.100%, 6/1/33	70,260
	Pennsylvania — 0.3%
250,000	Pennsylvania State, Build America
	Bonds, Ser 2010-B, UTGO,
	5.850%, 7/15/30	$283,232
	Total Municipal Bonds	$353,492

	Sovereign Bond — 0.2%
195,000	Turkey Government International
	Bond, 4.250%, 4/14/26	$177,206

	Agency Collateralized Mortgage
	Obligations — 0.3%
209,222	FNMA, Ser 2004-W15, Class 2AF,
	0.444%, 8/25/44(A)	207,836
77,397	FNMA REMIC, Ser 2011-28, Class MA,
	4.500%, 7/25/38	78,264
14,347	GNMA, Ser 2003-11, Class GJ,
	4.000%, 10/17/29	15,280
	Total Agency Collateralized
	Mortgage Obligations	$301,380

Shares

	Investment Funds — 1.6%
1,507,414	Dreyfus Cash Management,
	Institutional Shares, 0.06%∞Ω	1,507,414
63,292	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.04%**∞Ω	63,292
	Total Investment Funds	$1,570,706

	Total Investment Securities —95.6%
	(Cost $96,556,893)	$95,866,072

	Other Assets in
	Excess of Liabilities — 4.4%	4,397,378
	Net Assets — 100.0%	$100,263,450

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2015.

(B)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect as of September 30, 2015.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2015 was $61,540.

∞	Open-End Fund.

16

Touchstone Active Bond Fund (Continued)

Ω	Represents the 7-day SEC yield as of September 30, 2015.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE - Intercontinental Exchange, Inc.

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities were valued at $9,468,853 or 9.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$43,933,366	$—	$43,933,366
U.S. Treasury Obligations	—	19,561,255	—	19,561,255
U.S. Government Mortgage-Backed Obligations	—	18,302,035	—	18,302,035
Asset-Backed Securities	—	5,603,246	—	5,603,246
Commercial Mortgage-Backed Securities	—	3,154,457	—	3,154,457
Non-Agency Collateralized Mortgage Obligations	—	2,350,292	—	2,350,292
Preferred Stock	558,637	—	—	558,637
Municipal Bonds	—	353,492	—	353,492
Sovereign Bond	—	177,206	—	177,206
Agency Collateralized Mortgage Obligations	—	301,380	—	301,380
Investment Funds	1,570,706	—	—	1,570,706
				$95,866,072
Other Financial Instruments***
Liabilities:
Swap Agreements Credit Contracts	$—	$148,981	$—	$148,981

*** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized depreciation of swap agreements.

17

Touchstone Active Bond Fund (Continued)

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection(1)

			Receive
	Termination	Notional	Fixed		Asset Backed/		Upfront	Unrealized
Counterparty	Date	Amount(2)	Rate	Clearinghouse	Credit Indices	Value(3)	Premium Paid	(Depreciation)
Wells Fargo	6/20/20	$5,100,000	5.000%	ICE	MarkitCDX.NA.HY.24	$149,598	$298,579	$(148,981)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

18

Portfolio of Investments

Touchstone High Yield Fund – September 30, 2015

Principal		Market
Amount		Value

	Corporate Bonds — 98.0%

	Consumer Discretionary — 22.2%
$596,000	1011778 BC ULC / New Red Finance,
	Inc. (Canada), 144a, 4.625%, 1/15/22	$582,709
995,000	Albea Beauty Holdings SA
	(Luxembourg), 144a,
	8.375%, 11/1/19	1,044,750
325,000	Allegion US Holding Co., Inc.,
	5.750%, 10/1/21	333,125
353,000	AMC Networks, Inc., 7.750%, 7/15/21	373,333
1,580,000	American Axle & Manufacturing, Inc.,
	6.250%, 3/15/21	1,576,050
403,000	Belo Corp., 7.250%, 9/15/27	420,128
302,000	Cable One, Inc., 144a, 5.750%, 6/15/22	297,621
905,000	Cablevision Systems Corp.,
	5.875%, 9/15/22	685,538
500,000	Cablevision Systems Corp.,
	8.000%, 4/15/20	445,000
620,000	CalAtlantic Group Inc.,
	5.375%, 10/1/22	626,200
476,000	CalAtlantic Group Inc.,
	5.875%, 11/15/24	487,900
383,000	CalAtlantic Group Inc.,
	8.375%, 1/15/21	450,025
203,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.250%, 3/15/21	199,930
832,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.250%, 9/30/22	780,000
563,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.750%, 9/1/23	539,776
441,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.750%, 1/15/24†	421,155
1,468,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.625%, 1/31/22	1,479,010
1,400,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.375%, 5/1/25	1,275,750
2,712,000	Cequel Communications Holdings I
	LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	2,552,670
1,356,000	Cimpress N.V. (Netherlands), 144a,
	7.000%, 4/1/22	1,308,540
1,219,000	Clear Channel Worldwide Holdings,
	Inc., 6.500%, 11/15/22	1,223,571
623,000	Cogeco Cable, Inc. (Canada), 144a,
	4.875%, 5/1/20	616,770
89,000	DISH DBS Corp., 6.750%, 6/1/21	85,718
1,093,000	DISH DBS Corp., 7.875%, 9/1/19	1,145,825
354,000	DR Horton, Inc., 3.750%, 3/1/19	356,212
595,000	DR Horton, Inc., 4.375%, 9/15/22	590,538
135,000	Family Tree Escrow LLC, 144a,
	5.250%, 3/1/20	138,429
336,000	Family Tree Escrow LLC, 144a,
	5.750%, 3/1/23	348,600
569,000	Gannett Co., Inc., 144a,
	4.875%, 9/15/21	557,620
2,723,000	Goodyear Tire & Rubber Co. (The),
	8.750%, 8/15/20	3,213,140
1,012,000	HCA, Inc., 5.375%, 2/1/25	1,001,880
459,000	International Game Technology PLC
	(United Kingdom), 144a,
	5.625%, 2/15/20	445,230
293,000	International Game Technology PLC
	(United Kingdom), 144a,
	6.250%, 2/15/22	272,490
886,000	L Brands, Inc., 5.625%, 2/15/22	936,945
609,000	Lamar Media Corp., 5.875%, 2/1/22	632,599
139,000	Lennar Corp., 4.750%, 11/15/22	134,941
969,000	Lennar Corp., 4.750%, 5/30/25	925,395
1,310,000	Men's Wearhouse, Inc. (The),
	7.000%, 7/1/22†	1,349,470
689,000	Meritage Homes Corp.,
	7.150%, 4/15/20	749,288
2,623,000	MGM Resorts International,
	5.250%, 3/31/20†	2,583,655
773,000	Netflix, Inc., 5.750%, 3/1/24	788,460
322,000	Netflix, Inc., 144a, 5.500%, 2/15/22	325,220
1,083,000	Netflix, Inc., 144a, 5.875%, 2/15/25	1,112,782
1,076,000	Penske Automotive Group, Inc.,
	5.375%, 12/1/24	1,054,480
586,000	Quad/Graphics, Inc., 7.000%, 5/1/22	524,470
1,200,000	Quebecor Media, Inc. (Canada),
	5.750%, 1/15/23	1,182,000
1,447,000	Reynolds Group Issuer, Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu, 6.875%, 2/15/21	1,497,790
1,254,000	Royal Caribbean Cruises Ltd. (Liberia),
	5.250%, 11/15/22	1,310,430
768,000	Sabre GLBL, Inc., 144a,
	5.375%, 4/15/23	756,480
250,000	Service Corp. International/US,
	5.375%, 5/15/24	260,312
485,000	Service Corp. International/US,
	8.000%, 11/15/21	563,812
321,000	Shea Homes LP / Shea Homes
	Funding Corp., 144a,
	5.875%, 4/1/23	328,222
321,000	Shea Homes LP / Shea Homes
	Funding Corp., 144a,
	6.125%, 4/1/25	328,222
641,000	Sinclair Television Group, Inc.,
	5.375%, 4/1/21	626,578
300,000	Sinclair Television Group, Inc.,
	6.375%, 11/1/21	301,500
509,000	Sirius XM Radio, Inc., 144a,
	5.875%, 10/1/20	517,908
176,000	Sirius XM Radio, Inc., 144a,
	6.000%, 7/15/24	176,880
476,000	Taylor Morrison Communities, Inc. /
	Monarch Communities Inc., 144a,
	5.250%, 4/15/21	473,620
170,000	Taylor Morrison Communities, Inc. /
	Monarch Communities Inc., 144a,
	5.875%, 4/15/23	170,000
773,000	Toll Brothers Finance Corp.,
	5.875%, 2/15/22	829,042

19

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 98.0% (Continued)

	Consumer Discretionary — (Continued)
$276,000	United Rentals North America, Inc.,
	4.625%, 7/15/23	$267,375
971,000	Valeant Pharmaceuticals International,
	Inc. (Canada), 144a, 5.875%, 5/15/23	927,912
931,000	Valeant Pharmaceuticals International,
	Inc. (Canada), 144a, 6.125%, 4/15/25	886,778
295,200	Virgin Media Secured Finance PLC
	(United Kingdom), 144a,
	5.375%, 4/15/21	297,045
514,000	Vista Outdoor, Inc., 144a,
	5.875%, 10/1/23	521,710
1,295,000	ZF North America Capital, Inc., 144a,
	4.500%, 4/29/22	1,223,775
659,000	ZF North America Capital, Inc., 144a,
	4.750%, 4/29/25	603,809
		51,044,138

	Energy — 14.6%
348,000	Basic Energy Services, Inc.,
	7.750%, 10/15/22†	162,690
306,000	Baytex Energy Corp. (Canada), 144a,
	5.125%, 6/1/21	243,270
600,000	Berry Petroleum Co., 6.750%, 11/1/20	210,000
1,245,000	Calfrac Holdings LP, 144a,
	7.500%, 12/1/20	778,125
2,841,000	California Resources Corp.,
	5.500%, 9/15/21	1,733,010
1,336,000	Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	1,249,160
940,000	Chesapeake Energy Corp.,
	4.875%, 4/15/22†	613,350
81,000	Chesapeake Energy Corp.,
	5.375%, 6/15/21	53,865
645,000	Chesapeake Energy Corp.,
	6.625%, 8/15/20†	479,312
1,133,000	Clayton Williams Energy, Inc.,
	7.750%, 4/1/19†	955,969
154,000	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.,
	6.375%, 3/15/24	84,700
1,049,000	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.,
	8.500%, 12/15/19	650,380
259,000	CONSOL Energy, Inc., 5.875%, 4/15/22	174,178
362,000	Crestwood Midstream Partners LP /
	Crestwood Midstream Finance
	Corp., 6.125%, 3/1/22	313,383
473,000	DCP Midstream LLC, 144a,
	5.350%, 3/15/20	458,267
2,494,000	Drill Rigs Holdings, Inc. (Marshall
	Islands), 144a, 6.500%, 10/1/17	1,911,028
650,000	FTS International, Inc., 6.250%, 5/1/22	201,500
507,000	FTS International, Inc., 144a,
	7.837%, 6/15/20	375,330
1,439,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 5.750%, 2/15/21	1,309,490
251,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.000%, 5/15/23	220,880
843,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 6.750%, 8/1/22	791,156
1,088,000	Gibson Energy, Inc. (Canada), 144a,
	6.750%, 7/15/21	1,045,840
3,025,000	Linn Energy LLC / Linn Energy Finance
	Corp., 8.625%, 4/15/20	816,750
403,000	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.,
	4.875%, 12/1/24	368,745
619,000	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.,
	4.875%, 6/1/25	569,356
2,654,000	MEG Energy Corp. (Canada), 144a,
	6.375%, 1/30/23	2,076,755
255,000	MEG Energy Corp. (Canada), 144a,
	6.500%, 3/15/21	209,100
227,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	221,892
859,000	Northern Blizzard Resources, Inc.
	(Canada), 144a, 7.250%, 2/1/22	702,232
581,000	NuStar Logistics LP, 4.800%, 9/1/20	554,855
541,000	Oasis Petroleum, Inc.,
	6.875%, 3/15/22†	428,634
694,000	Orbital ATK, Inc., 5.250%, 10/1/21	702,675
484,000	Pacific Drilling SA (Luxembourg), 144a,
	5.375%, 6/1/20	285,560
2,152,000	Pacific Drilling V Ltd. (Virgin Islands),
	144a, 7.250%, 12/1/17	1,463,360
743,000	QEP Resources, Inc., 6.800%, 3/1/20	705,850
384,000	Rose Rock Midstream LP / Rose Rock
	Finance Corp., 5.625%, 7/15/22	337,920
676,000	Rose Rock Midstream LP / Rose Rock
	Finance Corp., 144a,
	5.625%, 11/15/23	588,120
769,000	Sabine Pass Liquefaction LLC, 144a,
	5.625%, 3/1/25	677,681
467,000	Sanchez Energy Corp.,
	6.125%, 1/15/23†	312,890
303,000	SandRidge Energy, Inc.,
	7.500%, 2/15/23	65,334
2,178,000	SandRidge Energy, Inc.,
	8.750%, 1/15/20	511,830
1,409,000	SemGroup Corp., 7.500%, 6/15/21	1,324,460
457,000	Seventy Seven Energy, Inc.,
	6.500%, 7/15/22	178,230
1,338,000	Targa Resources Partners LP / Targa
	Resources Partners Finance Corp.,
	6.375%, 8/1/22	1,279,462
472,000	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp., 5.875%, 10/1/20	457,840
281,000	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp., 144a,
	6.250%, 10/15/22	273,975
1,839,000	Tullow Oil PLC (United Kingdom),
	144a, 6.000%, 11/1/20	1,291,898

20

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 98.0% (Continued)

	Energy — (Continued)
$433,000	Tullow Oil PLC (United Kingdom),
	144a, 6.250%, 4/15/22	$303,100
1,714,000	Whiting Petroleum Corp.,
	5.000%, 3/15/19	1,491,180
1,522,000	Whiting Petroleum Corp.,
	5.750%, 3/15/21	1,317,291
		33,531,858

	Financials — 12.6%
881,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland),
	3.750%, 5/15/19	865,582
613,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland),
	4.500%, 5/15/21	612,234
57,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland),
	4.625%, 7/1/22	56,786
312,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland),
	5.000%, 10/1/21	318,240
498,000	Aircastle Ltd. (Bermuda),
	5.500%, 2/15/22	502,980
522,000	Ally Financial, Inc., 8.000%, 12/31/18	575,505
2,640,000	Ally Financial, Inc., 8.000%, 11/1/31	3,141,600
1,084,000	Blue Racer Midstream LLC / Blue Racer
	Finance Corp., 144a,
	6.125%, 11/15/22	1,029,800
3,370,000	CIT Group, Inc., 5.000%, 8/15/22	3,365,788
394,000	Credit Acceptance Corp.,
	6.125%, 2/15/21	388,090
933,000	Credit Acceptance Corp., 144a,
	7.375%, 3/15/23	953,992
778,000	Crown Castle International Corp., REIT,
	5.250%, 1/15/23	822,891
1,318,000	CTR Partnership LP / CareTrust Capital
	Corp., 5.875%, 6/1/21	1,344,360
1,333,000	First Cash Financial Services, Inc.,
	6.750%, 4/1/21	1,333,000
1,295,000	Goldman Sachs Group, Inc. (The),
	5.375%, 12/31/49	1,265,053
710,000	International Lease Finance Corp.,
	5.875%, 8/15/22	756,150
770,000	International Lease Finance Corp.,
	6.250%, 5/15/19	820,050
616,000	Iron Mountain, Inc. REIT, 144a,
	6.000%, 10/1/20	621,975
667,000	JPMorgan Chase & Co.,
	5.300%, 12/29/49(A)	655,328
1,026,000	MetLife, Inc., 5.250%, 12/29/49(A)	1,015,740
1,909,000	MPT Operating Partnership LP / MPT
	Finance Corp., 6.875%, 5/1/21	1,994,905
226,000	Navient Corp., 5.000%, 10/26/20	189,456
231,000	Navient Corp., 5.875%, 10/25/24	181,335
800,000	Navient Corp. MTN, 5.500%, 1/15/19	743,500
1,360,000	Navient LLC MTN, 6.125%, 3/25/24	1,088,000
996,000	Navient LLC, MTN, 8.450%, 6/15/18	1,024,008
254,000	PHH Corp., 6.375%, 8/15/21	228,600
1,507,000	PHH Corp., 7.375%, 9/1/19	1,495,697
641,000	Quicken Loans, Inc., 144a,
	5.750%, 5/1/25	601,739
1,018,000	Vereit Operating Partnership LP REIT,
	4.600%, 2/6/24	977,280
		28,969,664

	Telecommunication Services — 11.6%
1,324,000	Altice Financing SA (Luxembourg),
	144a, 6.625%, 2/15/23	1,273,522
334,000	CenturyLink, Inc., 5.625%, 4/1/20	310,827
537,000	CenturyLink, Inc., 5.800%, 3/15/22	459,135
1,436,000	CenturyLink, Inc., 6.450%, 6/15/21	1,313,940
702,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	706,826
254,000	CommScope, Inc., 144a,
	4.375%, 6/15/20	252,095
648,000	CommScope, Inc., 144a,
	5.000%, 6/15/21	633,420
1,610,000	Frontier Communications Corp.,
	8.125%, 10/1/18	1,650,250
1,585,000	Frontier Communications Corp.,
	8.500%, 4/15/20	1,541,412
866,000	Frontier Communications Corp., 144a,
	10.500%, 9/15/22	844,350
750,000	Intelsat Jackson Holdings SA
	(Luxembourg), 5.500%, 8/1/23	618,750
1,709,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.250%, 10/15/20	1,568,008
500,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.500%, 4/1/21	461,250
1,279,000	Neptune Finco Corp., 144a,
	10.125%, 1/15/23	1,293,389
12,000	Nexstar Broadcasting, Inc.,
	6.875%, 11/15/20	12,360
700,000	Nexstar Broadcasting, Inc., 144a,
	6.125%, 2/15/22	691,250
874,000	Sable International Finance Ltd.
	(Cayman Islands), 144a,
	6.875%, 8/1/22	880,555
668,000	Sirius XM Radio, Inc., 144a,
	5.375%, 4/15/25	637,940
886,000	Softbank Corp. (Japan), 144a,
	4.500%, 4/15/20	858,002
945,000	Sprint Capital Corp., 6.900%, 5/1/19	831,600
727,000	Sprint Communications Inc.,
	6.000%, 11/15/22	547,068
223,000	Sprint Corp., 7.625%, 2/15/25	172,686
151,000	Telecom Italia Capital SA
	(Luxembourg), 7.175%, 6/18/19	167,232
388,000	T-Mobile USA, Inc., 6.125%, 1/15/22	374,420
939,000	T-Mobile USA, Inc., 6.250%, 4/1/21	935,714
2,605,000	T-Mobile USA, Inc., 6.542%, 4/28/20	2,647,331
89,000	T-Mobile USA, Inc., 6.731%, 4/28/22	88,778
538,000	Univision Communications, Inc., 144a,
	6.750%, 9/15/22	556,830

21

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 98.0% (Continued)

	Telecommunication Services — (Continued)
$693,000	UPCB Finance IV Ltd. (Cayman Islands),
	144a, 5.375%, 1/15/25	$651,420
1,007,100	UPCB Finance V Ltd. (Cayman Islands),
	144a, 7.250%, 11/15/21	1,066,267
539,100	UPCB Finance VI Ltd. (Cayman Islands),
	144a, 6.875%, 1/15/22	568,077
391,000	Videotron Ltd. (Canada),
	5.000%, 7/15/22	385,135
97,000	Windstream Corp., 6.375%, 8/1/23	69,898
1,518,000	Windstream Corp., 7.875%, 11/1/17	1,573,984
		26,643,721

	Industrials — 10.6%
1,362,000	ADT Corp. (The), 3.500%, 7/15/22	1,205,370
311,000	ADT Corp. (The), 6.250%, 10/15/21†	320,719
139,000	Allegion PLC (Ireland),
	5.875%, 9/15/23	142,475
1,059,208	American Airlines 2013-2 Class B Pass
	Through Trust, 144a,
	5.600%, 7/15/20	1,080,392
1,440,000	Amsted Industries, Inc., 144a,
	5.000%, 3/15/22	1,418,400
712,000	Anixter, Inc., 5.125%, 10/1/21	706,660
483,000	Anixter, Inc., 144a, 5.500%, 3/1/23	475,755
1,003,000	Bombardier, Inc. (Canada), 144a,
	7.500%, 3/15/25	752,250
210,000	Building Materials Corp. of America,
	144a, 5.375%, 11/15/24	207,375
884,000	DigitalGlobe, Inc., 144a,
	5.250%, 2/1/21	837,590
2,333,000	Hornbeck Offshore Services, Inc.,
	5.000%, 3/1/21	1,732,252
1,902,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	2,001,855
1,304,000	KLX, Inc., 144a, 5.875%, 12/1/22	1,268,544
1,664,000	Martin Midstream Partners LP / Martin
	Midstream Finance Corp.,
	7.250%, 2/15/21	1,539,200
731,000	Multi-Color Corp., 144a,
	6.125%, 12/1/22	747,448
1,374,000	Navios Maritime Holdings, Inc. /
	Navios Maritime Finance II US Inc.
	(Marshall Islands), 144a,
	7.375%, 1/15/22	1,106,070
432,000	NCL Corp. Ltd. (Bermuda), 144a,
	5.250%, 11/15/19	440,372
605,000	Nielsen Co. Luxembourg SARL (The)
	(Luxembourg), 144a,
	5.500%, 10/1/21	601,975
28,000	Nielsen Finance LLC / Nielsen Finance
	Co., 4.500%, 10/1/20	28,070
1,354,000	Nielsen Finance LLC / Nielsen Finance
	Co., 144a, 5.000%, 4/15/22	1,311,688
614,000	Norbord, Inc. (Canada), 144a,
	6.250%, 4/15/23	600,569
800,000	Stena AB (Sweden), 144a,
	7.000%, 2/1/24	708,000
366,000	United Airlines 2014-2 Class B Pass
	Through Trust, 4.625%, 9/3/22	364,170
284,000	United Rentals North America, Inc.,
	5.750%, 11/15/24	271,930
761,000	United Rentals North America, Inc.,
	7.625%, 4/15/22	806,660
2,283,000	URS Corp., 5.000%, 4/1/22	2,123,190
648,794	US Airways 2013-1 Class B Pass
	Through Trust, 5.375%, 11/15/21	669,880
1,012,000	West Corp., 144a, 5.375%, 7/15/22	934,835
		24,403,694

	Materials — 7.7%
520,000	A Schulman, Inc., 144a, 6.875%, 6/1/23	490,100
710,000	Alcoa, Inc., 5.125%, 10/1/24	676,275
1,377,000	Aleris International, Inc.,
	7.625%, 2/15/18	1,339,132
362,000	Aleris International, Inc.,
	7.875%, 11/1/20	351,176
267,000	Amsted Industries, Inc., 144a,
	5.375%, 9/15/24	259,658
2,513,000	ArcelorMittal (Luxembourg),
	6.000%, 8/5/20	2,271,124
89,000	ArcelorMittal (Luxembourg),
	6.250%, 3/1/21	80,266
460,000	ArcelorMittal (Luxembourg),
	7.000%, 2/25/22	418,600
30,000	Cascades, Inc. (Canada), 144a,
	5.500%, 7/15/22	28,500
1,289,000	Cascades, Inc. (Canada), 144a,
	5.750%, 7/15/23	1,230,995
1,287,000	Chemours Co. (The), 144a,
	6.625%, 5/15/23	865,508
643,000	Chemours Co. (The), 144a,
	7.000%, 5/15/25	422,772
943,000	Chemtura Corp., 5.750%, 7/15/21	931,212
675,000	FMG Resources August 2006 Pty Ltd.
	(Australia), 144a, 6.875%, 4/1/22	435,375
134,000	FMG Resources August 2006 Pty Ltd.
	(Australia), 144a, 9.750%, 3/1/22	124,788
702,000	HudBay Minerals, Inc. (Canada),
	9.500%, 10/1/20	560,722
1,715,000	Huntsman International LLC,
	4.875%, 11/15/20	1,490,164
1,111,000	JMC Steel Group, Inc., 144a,
	8.250%, 3/15/18	755,480
548,000	Lundin Mining Corp. (Canada), 144a,
	7.500%, 11/1/20	530,190
365,000	Lundin Mining Corp. (Canada), 144a,
	7.875%, 11/1/22	350,400
575,000	Novelis, Inc. (Canada),
	8.375%, 12/15/17	557,750
1,082,000	PolyOne Corp., 5.250%, 3/15/23	1,023,031
417,000	Steel Dynamics, Inc., 5.125%, 10/1/21	395,108
619,000	Steel Dynamics, Inc., 5.250%, 4/15/23	566,385

22

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 98.0% (Continued)

	Materials — (Continued)
$275,000	United States Steel Corp.,
	7.375%, 4/1/20†	$218,625
1,185,000	Vulcan Materials Co., 7.500%, 6/15/21	1,356,825
		17,730,161

	Health Care — 5.8%
1,412,000	Acadia Healthcare Co., Inc.,
	5.625%, 2/15/23	1,419,060
2,647,000	CHS / Community Health Systems,
	Inc., 7.125%, 7/15/20	2,752,880
200,000	CHS/Community Health Systems, Inc.,
	8.000%, 11/15/19	208,125
251,000	Grifols Worldwide Operations Ltd.
	(Ireland), 5.250%, 4/1/22	248,334
207,000	HCA, Inc., 6.500%, 2/15/20	225,630
1,003,000	Kindred Healthcare, Inc.,
	6.375%, 4/15/22	995,478
911,000	LifePoint Hospitals, Inc.,
	5.500%, 12/1/21	920,110
1,145,000	Mallinckrodt International Finance SA
	/ Mallinckrodt CB LLC
	(Luxembourg), 144a,
	5.500%, 4/15/25	1,020,481
238,000	Quintiles Transnational Corp., 144a,
	4.875%, 5/15/23	235,620
1,390,000	Select Medical Corp., 6.375%, 6/1/21	1,355,250
223,000	Tenet Healthcare Corp.,
	4.500%, 4/1/21	219,655
750,000	Tenet Healthcare Corp.,
	4.750%, 6/1/20	757,500
1,363,000	Universal Hospital Services, Inc.,
	7.625%, 8/15/20	1,277,812
829,000	Valeant Pharmaceuticals International
	(Canada), 144a, 5.500%, 3/1/23	787,550
19,000	Valeant Pharmaceuticals International
	(Canada), 144a, 6.375%, 10/15/20	18,893
766,000	Valeant Pharmaceuticals International
	(Canada), 144a, 6.750%, 8/15/18	779,405
101,000	Valeant Pharmaceuticals International
	(Canada), 144a, 6.750%, 8/15/21	102,010
		13,323,793

	Consumer Staples — 5.5%
517,000	B&G Foods, Inc., 4.625%, 6/1/21	497,612
1,299,000	Barry Callebaut Services N.V.
	(Belgium), 144a, 5.500%, 6/15/23	1,373,682
400,000	Cardtronics, Inc., 5.125%, 8/1/22	384,000
1,553,000	Cenveo Corp., 144a, 6.000%, 8/1/19	1,304,520
81,000	Cott Beverages, Inc., 5.375%, 7/1/22	78,468
1,420,000	Cott Beverages, Inc., 6.750%, 1/1/20	1,459,050
732,000	Harland Clarke Holdings Corp., 144a,
	6.875%, 3/1/20	658,800
705,000	Harland Clarke Holdings Corp., 144a,
	9.750%, 8/1/18	726,150
2,626,000	Post Holdings, Inc., 7.375%, 2/15/22	2,665,390
470,000	Spectrum Brands, Inc., 144a,
	5.750%, 7/15/25	479,400
2,920,000	Tenet Healthcare Corp.,
	6.000%, 10/1/20	3,080,600
		12,707,672

	Utilities — 4.3%
452,000	AES Corp., 5.500%, 3/15/24	400,698
380,000	AES Corp., 7.375%, 7/1/21	394,250
693,000	AES Corp. VA, 5.500%, 4/15/25	606,375
915,000	Calpine Corp., 144a, 7.875%, 1/15/23	976,762
699,000	DPL, Inc., 7.250%, 10/15/21	695,505
356,000	Dynegy, Inc., 6.750%, 11/1/19	356,890
61,000	Dynegy, Inc., 7.375%, 11/1/22	61,534
356,000	Dynegy, Inc., 7.625%, 11/1/24	359,560
500,000	GenOn Energy, Inc., 7.875%, 6/15/17	468,750
1,341,000	GenOn Energy, Inc., 9.500%, 10/15/18	1,240,425
1,698,000	InterGen NV (Netherlands), 144a,
	7.000%, 6/30/23	1,443,300
650,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 6.875%, 10/15/21	611,000
138,000	NRG Energy, Inc., 6.250%, 7/15/22	125,580
1,182,000	NRG Energy, Inc., 7.875%, 5/15/21	1,198,252
962,000	Sabine Pass LNG LP, 6.500%, 11/1/20	930,735
		9,869,616

	Information Technology — 2.6%
641,000	Audatex North America, Inc., 144a,
	6.000%, 6/15/21	642,276
306,000	Audatex North America, Inc., 144a,
	6.125%, 11/1/23	307,530
385,000	CDW LLC / CDW Finance Corp.,
	5.000%, 9/1/23	387,807
97,000	CDW LLC / CDW Finance Corp.,
	6.000%, 8/15/22	101,389
247,000	Equinix, Inc., 4.875%, 4/1/20	251,322
962,000	Equinix, Inc., 5.375%, 4/1/23	940,932
220,000	Hughes Satellite Systems Corp.,
	6.500%, 6/15/19	236,214
646,000	NCR Corp., 4.625%, 2/15/21	618,545
1,156,000	NCR Corp., 5.875%, 12/15/21	1,132,880
294,000	Sensata Technologies BV
	(Netherlands), 144a,
	4.875%, 10/15/23	280,770
1,180,000	ViaSat, Inc., 6.875%, 6/15/20	1,239,000
		6,138,665

	Technology — 0.5%
1,092,000	NXP BV / NXP Funding LLC
	(Netherlands), 144a,
	4.125%, 6/15/20	1,094,730
	Total Corporate Bonds	$225,457,712

23

Touchstone High Yield Fund (Continued)

		Market
Shares		Value

	Investment Funds — 3.5%
2,114,777	Dreyfus Cash Management,
	Institutional Shares, 0.06%∞Ω	$2,114,777
5,976,219	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.04%**∞Ω	5,976,219
	Total Investment Funds	$8,090,996

	Total Investment Securities —101.5%
	(Cost $255,289,616)	$233,548,708

	Liabilities in Excess of
	Other Assets — (1.5%)	(3,455,017)
	Net Assets — 100.0%	$230,093,691

(A)	Perpetual Bond - A Bond with no definite maturity date.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2015 was $5,588,660.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of September 30, 2015.

Portfolio Abbreviations:

LLC - Limited Liability Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

LP - Limited Partnership

MTN -Medium Term Note

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities were valued at $76,630,461 or 33.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$225,457,712	$—	$225,457,712
Investment Funds	8,090,996	—	—	8,090,996
				$233,548,708

See accompanying Notes to Financial Statements.

24

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Statements of Assets and Liabilities

September 30, 2015

	Touchstone	Touchstone
	Active Bond	High Yield
	Fund	Fund
Assets
Investments, at cost	$96,556,893	$255,289,616
Investments, at market value (A)	$95,866,072	$233,548,708
Cash deposits held at prime broker*	268,209	—
Receivable for variation margin on swap agreements	19,134	—
Dividends and interest receivable	722,662	4,373,239
Receivable for capital shares sold	243,446	161,056
Receivable for investments sold	5,898,854	2,099,556
Receivable for securities lending income	97	3,231
Other assets	24,580	14,386
Total Assets	103,043,054	240,200,176

Liabilities
Bank overdrafts	—	1,201,120
Payable for return of collateral for securities on loan	63,292	5,976,219
Payable for capital shares redeemed	87,474	952,724
Payable for investments purchased	2,479,866	1,670,515
Payable to Investment Advisor	24,944	94,194
Payable to other affiliates	11,642	53,597
Payable to Trustees	6,907	6,907
Other accrued expenses and liabilities	105,479	151,209
Total Liabilities	2,779,604	10,106,485

Net Assets	$100,263,450	$230,093,691

Net assets consist of:
Paid-in capital	$146,423,725	$252,460,199
Accumulated net investment income	247,264	7,473
Accumulated net realized losses on investments, futures contracts and swap agreements	(45,567,737)	(633,073)
Net unrealized depreciation on investments and swap agreements	(839,802)	(21,740,908)
Net Assets	$100,263,450	$230,093,691
(A) Includes market value of securities on loan of:	$61,540	$5,588,660
*Represents segregated cash for swap agreements.

See accompanying Notes to Financial Statements.

25

Statements of Assets and Liabilities (Continued)

	Touchstone	Touchstone
	Active Bond	High Yield
	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$29,135,345	$26,796,545
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,856,186	3,370,966
Net asset value and redemption price per share*	$10.20	$7.95
Maximum sales charge - Class A Shares	4.75%	4.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A Shares	$10.71	$8.35

Pricing of Class C Shares
Net assets applicable to Class C shares	$6,945,573	$24,755,003
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	732,976	3,120,363
Net asset value and offering price per share**	$9.48	$7.93

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$57,394,444	$119,504,742
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,628,913	14,640,268
Net asset value, offering price and redemption price per share	$10.20	$8.16

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$6,788,088	$59,037,401
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	666,019	7,237,418
Net asset value, offering price and redemption price per share	$10.19	$8.16

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

26

Statements of Operations

For the Year Ended September 30, 2015

	Touchstone	Touchstone
	Active Bond	High Yield
	Fund	Fund
Investment Income
Dividends from affiliated securities	$345	$411
Dividends from non-affiliated securities	70,671	318
Interest	3,513,639	15,895,262
Income from securities loaned	3,974	16,710
Total Investment Income	3,588,629	15,912,701
Expenses
Investment advisory fees	464,359	1,383,148
Administration fees	156,874	397,704
Compliance fees and expenses	2,062	2,062
Custody fees	26,227	23,336
Professional fees	31,762	32,954
Transfer Agent fees, Class A	35,477	38,953
Transfer Agent fees, Class C	9,094	23,267
Transfer Agent fees, Class Y	83,750	168,790
Transfer Agent fees, Institutional Class	93	5,879
Registration fees, Class A	17,946	16,481
Registration fees, Class C	12,571	13,266
Registration fees, Class Y	16,211	24,029
Registration fees, Institutional Class	13,282	4,768
Reports to Shareholders, Class A	5,934	5,530
Reports to Shareholders, Class C	4,099	5,584
Reports to Shareholders, Class Y	5,452	8,889
Reports to Shareholders, Institutional Class	3,285	3,715
Distribution expenses, Class A	73,758	87,877
Distribution and shareholder servicing expenses, Class C	79,308	296,491
Trustee fees	13,169	13,169
Other expenses	81,067	90,839
Total Expenses	1,135,780	2,646,731
Fees waived and/or reimbursed by the Advisor and/or Affiliates(A)	(304,005)	(177,038)
Net Expenses	831,775	2,469,693

Net Investment Income	2,756,854	13,443,008
Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments	936,593	(615,062)
Net realized loss on futures	(38,468)	—
Net realized gains on swap agreements	31,507	—
Net change in unrealized appreciation (depreciation) on investments	(3,093,581)	(24,114,989)
Net change in unrealized appreciation (depreciation) on swap agreements	(148,981)	—
Net Realized and Unrealized Gains (Losses) on Investments	(2,312,930)	(24,730,051)

Change in Net Assets Resulting from Operations	$443,924	$(11,287,043)

(A)See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

27

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Active Bond Fund		High Yield Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2015	2014
From Operations
Net investment income	$2,756,854	$3,249,278	$13,443,008	$16,636,621
Net realized gains (losses) on investments, futures contracts and swap agreements	929,632	700,573	(615,062)	5,479,606
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	(3,242,562)	745,062	(24,114,989)	39,541
Change in Net Assets from Operations	443,924	4,694,913	(11,287,043)	22,155,768
Distributions to Shareholders from:
Net investment income, Class A	(783,672)	(992,804)	(1,755,044)	(2,716,456)
Net investment income, Class C	(168,157)	(255,445)	(1,274,997)	(1,480,077)
Net investment income, Class Y	(1,743,683)	(1,932,446)	(7,346,440)	(9,529,837)
Net investment income, Institutional Class	(235,382)	(269,894)	(3,121,237)	(2,986,573)
Net realized gains, Class A	—	—	(600,485)	—
Net realized gains, Class C	—	—	(497,039)	—
Net realized gains, Class Y	—	—	(2,409,429)	—
Net realized gains, Institutional Class	—	—	(879,275)	—
Total Distributions	(2,930,894)	(3,450,589)	(17,883,946)	(16,712,943)

Net (Decrease) from Share Transactions(A)	(2,050,799)	(8,964,355)	(34,869,626)	(42,121,015)
Total (Decrease) in Net Assets	(4,537,769)	(7,720,031)	(64,040,615)	(36,678,190)

Net Assets
Beginning of period	104,801,219	112,521,250	294,134,306	330,812,496
End of period	$100,263,450	$104,801,219	$230,093,691	$294,134,306
Accumulated Net Investment Income (Loss)	$247,264	$138,938	$7,473	$60,870

(A) For details of share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 30-31.

See accompanying Notes to Financial Statements.

28

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Active Bond Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2015		September 30, 2014
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	521,863	$5,472,178	206,225	$2,158,105
Reinvestment of distributions	60,776	634,044	82,472	861,860
Cost of Shares redeemed	(493,611)	(5,165,635)	(875,198)	(9,147,976)
Change from Class A Share Transactions	89,028	940,587	(586,501)	(6,128,011)
Class C
Proceeds from Shares issued	31,849	309,516	65,046	636,541
Reinvestment of distributions	11,574	112,348	16,495	160,568
Cost of Shares redeemed	(207,164)	(2,015,474)	(361,071)	(3,509,874)
Change from Class C Share Transactions	(163,741)	(1,593,610)	(279,530)	(2,712,765)
Class Y
Proceeds from Shares issued	1,398,596	14,597,461	1,655,395	17,345,317
Reinvestment of distributions	114,921	1,198,720	116,032	1,212,888
Cost of Shares redeemed	(1,605,404)	(16,755,511)	(1,760,277)	(18,375,811)
Change from Class Y Share Transactions	(91,887)	(959,330)	11,150	182,394
Institutional Class
Proceeds from Shares issued	248,941	2,595,870	179,038	1,874,156
Reinvestment of distributions	13,804	143,962	24,907	260,127
Cost of Shares redeemed	(304,688)	(3,178,278)	(233,058)	(2,440,256)
Change from Institutional Class Share Transactions	(41,943)	(438,446)	(29,113)	(305,973)

Change from Share Transactions	(208,543)	$(2,050,799)	(883,994)	$(8,964,355)

See accompanying Notes to Financial Statements.

29

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone High Yield Fund
For the Year		For the Year
Ended		Ended
September 30, 2015		September 30, 2014
Shares	Dollars	Shares	Dollars

1,240,634	$10,932,148	1,082,596	$9,801,570
210,474	1,803,113	227,822	2,066,163
(2,531,530)	(22,055,444)	(3,090,688)	(28,130,791)
(1,080,422)	(9,320,183)	(1,780,270)	(16,263,058)

300,148	2,605,236	459,789	4,183,086
170,244	1,453,456	128,970	1,167,418
(965,899)	(8,244,327)	(918,244)	(8,322,750)
(495,507)	(4,185,635)	(329,485)	(2,972,246)

5,508,924	49,526,271	6,227,784	57,886,926
539,658	4,732,512	575,053	5,340,178
(9,586,993)	(85,130,542)	(9,430,332)	(87,716,124)
(3,538,411)	(30,871,759)	(2,627,495)	(24,489,020)

2,174,554	19,196,691	860,123	7,978,864
415,119	3,639,862	309,376	2,872,784
(1,511,700)	(13,328,602)	(989,990)	(9,248,339)
1,077,973	9,507,951	179,509	1,603,309

(4,036,367)	$(34,869,626)	(4,557,741)	$(42,121,015)

30

Financial Highlights

Touchstone Active Bond Fund —Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2015	2014	2013		2012		2011
Net asset value at beginning of period	$10.45	$10.33	$10.89		$10.46		$10.41
Income (loss) from investment operations:
Net investment income	0.26	0.32	0.30		0.30		0.39
Net realized and unrealized gains (losses) on investments	(0.23)	0.13	(0.38)		0.46		0.10
Total from investment operations	0.03	0.45	(0.08)		0.76		0.49
Distributions from:
Net investment income	(0.28)	(0.33)	(0.36)		(0.33)		(0.44)
Realized capital gains	—	—	(0.12)		—		—
Total distributions	(0.28)	(0.33)	(0.48)		(0.33)		(0.44)
Net asset value at end of period	$10.20	$10.45	$10.33		$10.89		$10.46
Total return(A)	0.24%	4.41%	(0.85%	)	7.47%		4.80%
Ratios and supplemental data:
Net assets at end of period (000's)	$29,135	$28,920	$34,635		$79,208		$41,663
Ratio to average net assets:
Net expenses	0.90%	0.86%	0.83%		0.87%		0.90%
Gross expenses	1.19%	1.28%	1.18%		1.23%		1.28%
Net investment income	2.50%	2.99%	2.94%		2.72%		3.80%
Portfolio turnover rate	349%	281%	353%		525	%(B)	319%

Touchstone Active Bond Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2015		2014	2013		2012		2011
Net asset value at beginning of period	$9.73		$9.64	$10.20		$9.82		$9.80
Income (loss) from investment operations:
Net investment income	0.17		0.21	0.20		0.22		0.30
Net realized and unrealized gains (losses) on investments	(0.21)		0.14	(0.35)		0.42		0.08
Total from investment operations	(0.04)		0.35	(0.15)		0.64		0.38
Distributions from:
Net investment income	(0.21)		(0.26)	(0.29)		(0.26)		(0.36)
Realized capital gains	—		—	(0.12)		—		—
Total distributions	(0.21)		(0.26)	(0.41)		(0.26)		(0.36)
Net asset value at end of period	$9.48		$9.73	$9.64		$10.20		$9.82
Total return(A)	(0.47%	)	3.65%	(1.55%	)	6.59%		4.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$6,946		$8,725	$11,337		$19,386		$7,503
Ratio to average net assets:
Net expenses	1.65%		1.61%	1.58%		1.62%		1.65%
Gross expenses	2.06%		2.15%	1.98%		2.10%		2.44%
Net investment income	1.75%		2.24%	2.19%		1.98%		3.04%
Portfolio turnover rate	349%		281%	353%		525	%(B)	319%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of the Funds acquired on April 16, 2012 and September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

31

Financial Highlights (Continued)

Touchstone Active Bond Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

				Period
				Ended
				September
	Year Ended September 30,			30,
	2015	2014	2013	2012(A)
Net asset value at beginning of period	$10.45	$10.32	$10.89	$10.69
Income (loss) from investment operations:
Net investment income	0.29	0.34	0.33	0.18
Net realized and unrealized gains (losses) on investments	(0.24)	0.15	(0.39)	0.19
Total from investment operations	0.05	0.49	(0.06)	0.37
Distributions from:
Net investment income	(0.30)	(0.36)	(0.39)	(0.17)
Realized capital gains	—	—	(0.12)	—
Total distributions	(0.30)	(0.36)	(0.51)	(0.17)
Net asset value at end of period	$10.20	$10.45	$10.32	$10.89
Total return	0.49%	4.78%	(0.60%)	(3.46	%)(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$57,394	$59,764	$58,944	$78,575
Ratio to average net assets:
Net expenses	0.65%	0.61%	0.58%	0.58	%(C)
Gross expenses	0.91%	0.95%	0.88%	0.97	%(C)
Net investment income	2.75%	3.24%	3.19%	2.97	%(C)
Portfolio turnover rate	349%	281%	353%	525	%(D)

Touchstone Active Bond Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

				Period
				Ended
				September
	Year Ended September 30,			30,
	2015	2014	2013	2012(A)
Net asset value at beginning of period	$10.44	10.32	$10.89	$10.69
Income (loss) from investment operations:
Net investment income	0.30	0.35	0.34	0.18
Net realized and unrealized gains (losses) on investments	(0.24)	0.14	(0.39)	0.19
Total from investment operations	0.06	0.49	(0.05)	0.37
Distributions from:
Net investment income	(0.31)	(0.37)	(0.40)	(0.17)
Realized capital gains	—	—	(0.12)	—
Total distributions	(0.31)	(0.37)	(0.52)	(0.17)
Net asset value at end of period	$10.19	$10.44	$10.32	$10.89
Total return	0.57%	4.76%	(0.52%)	3.50	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$6,788	$7,393	$7,606	$12,311
Ratio to average net assets:
Net expenses	0.57%	0.53%	0.50%	0.50	%(C)
Gross expenses	0.95%	1.09%	0.95%	1.11	%(C)
Net investment income	2.83%	3.32%	3.27%	3.05	%(C)
Portfolio turnover rate	349%	281%	353%	525	%(D)

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchases and sales of the Funds acquired on April 16, 2012 and September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

32

Financial Highlights (Continued)

Touchstone High Yield Fund —Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2015	2014	2013	2012		2011
Net asset value at beginning of period	$8.91	$8.80	$8.90	$8.13		$8.60
Income (loss) from investment operations:
Net investment income	0.43	0.45	0.51	0.57		0.66
Net realized and unrealized gains (losses) on investments	(0.81)	0.12	(0.10)	0.76		(0.43)
Total from investment operations	(0.38)	0.57	0.41	1.33		0.23
Distributions from:
Net investment income	(0.44)	(0.46)	(0.51)	(0.56)		(0.70)
Realized capital gains	(0.14)	—	—	—		—
Total distributions	(0.58)	(0.46)	(0.51)	(0.56)		(0.70)
Net asset value at end of period	$7.95	$8.91	$8.80	$8.90		$8.13
Total return(A)	(4.54%)	6.54%	4.68%	16.80%		2.43%
Ratios and supplemental data:
Net assets at end of period (000's)	$26,797	$39,671	$54,845	$96,667		$111,888
Ratio to average net assets:
Net expenses	1.05%	1.03%	0.99%	0.99%		1.05%
Gross expenses	1.15%	1.14%	1.13%	1.10%		1.18%
Net investment income	4.92%	4.95%	5.60%	6.48%		7.59%
Portfolio turnover rate	35%	40%	47%	48	%(B)	62%

Touchstone High Yield Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2015	2014	2013	2012		2011
Net asset value at beginning of period	$8.90	$8.79	$8.89	$8.12		$8.59
Income (loss) from investment operations:
Net investment income	0.36	0.38	0.44	0.49		0.60
Net realized and unrealized gains (losses) on investments	(0.82)	0.12	(0.09)	0.78		(0.44)
Total from investment operations	(0.46)	0.50	0.35	1.27		0.16
Distributions from:
Net investment income	(0.37)	(0.39)	(0.45)	(0.50)		(0.63)
Realized capital gains	(0.14)	—	—	—		—
Total distributions	(0.51)	(0.39)	(0.45)	(0.50)		(0.63)
Net asset value at end of period	$7.93	$8.90	$8.79	$8.89		$8.12
Total return(A)	(5.28%)	5.64%	3.92%	15.93%		1.67%
Ratios and supplemental data:
Net assets at end of period (000's)	$24,755	$32,163	$34,661	$42,626		$23,485
Ratio to average net assets:
Net expenses	1.80%	1.78%	1.74%	1.80%		1.80%
Gross expenses	1.87%	1.86%	1.87%	1.92%		2.11%
Net investment income	4.17%	4.21%	4.86%	5.67%		6.83%
Portfolio turnover rate	35%	40%	47%	48	%(B)	62%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of the Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

33

Financial Highlights (Continued)

Touchstone High Yield Fund —Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2015	2014	2013	2012		2011
Net asset value at beginning of period	$9.14	$9.01	$9.10	$8.30		$8.77
Income (loss) from investment operations
Net investment income	0.47	0.50	0.56	0.59		0.68
Net realized and unrealized gains (losses) on investments	(0.85)	0.12	(0.11)	0.79		(0.43)
Total from investment operations	(0.38)	0.62	0.45	1.38		0.25
Distributions from:
Net investment income	(0.46)	(0.49)	(0.54)	(0.58)		(0.72)
Realized capital gains	(0.14)	—	—	—		—
Total distributions	(0.60)	(0.49)	(0.54)	(0.58)		(0.72)
Net asset value at end of period	$8.16	$9.14	$9.01	$9.10		$8.30
Total return	(4.42%)	6.91%	5.00%	17.10%		2.63%
Ratios and supplemental data:
Net assets at end of period (000's)	$119,505	$166,071	$187,463	$222,866		$35,339
Ratio to average net assets:
Net expenses	0.80%	0.74%	0.69%	0.75%		0.80%
Gross expenses	0.87%	0.78%	0.83%	0.86%		0.97%
Net investment income	5.17%	5.24%	5.90%	6.72%		7.64%
Portfolio turnover rate	35%	40%	47%	48	%(A)	62%

Touchstone High Yield Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

				Period
				Ended
				September
	Year Ended September 30,			30,
	2015	2014	2013	2012(B)
Net asset value at beginning of period	$9.13	$9.00	$9.10	$8.88
Income (loss) from investment operations:
Net Investment income	0.46	0.49	0.54	0.43
Net realized and unrealized gains (losses) on investments	(0.82)	0.13	(0.09)	0.23
Total from investment operations	(0.36)	0.62	0.45	0.66
Distributions from:
Net Investment income	(0.47)	(0.49)	(0.55)	(0.44)
Realized capital gains	(0.14)	—	—	—
Total distributions	(0.61)	(0.49)	(0.55)	(0.44)
Net asset value at end of period	$8.16	$9.13	$9.00	$9.10
Total return	(4.23%)	6.99%	5.00%	7.66	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$59,037	$56,228	$53,844	$15,735
Ratio to average net assets:
Net expenses	0.72%	0.68%	0.59%	0.65	%(D)
Gross expenses	0.75%	0.75%	0.75%	0.95	%(D)
Net investment income	5.25%	5.31%	6.00%	6.82	%(D)
Portfolio turnover rate	35%	40%	47%	48	%(A)

(A)	Portfolio turnover excludes the purchases and sales of the Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.
(B)	Represents the period from commencement of operations (January 27, 2012) through September 30, 2012.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

34

Notes to Financial Statements

September 30, 2015

1. Organization

The Touchstone Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated December 7, 1980. The Trust consists of the following two funds (individually, a “Fund,” and collectively, the “Funds”):

Touchstone Active Bond Fund (“Active Bond Fund”)

Touchstone High Yield Fund (“High Yield Fund”)

Each Fund is diversified.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer Class A shares, Class C shares, Class Y shares and Institutional Class shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements —U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of September 30, 2015, for the Funds’ investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Funds’ Portfolio of Investments, which also includes a breakdown of the Funds’ investments by portfolio allocation. The Funds did not hold any Level 3 categorized securities as of September 30, 2015.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended September 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Funds.

35

Notes to Financial Statements (Continued)

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades.To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their most recent evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Money market instruments and other debt securities with remaining maturities of 60 days or less are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currency are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.

Investment companies — Certain Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds, and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment

36

Notes to Financial Statements (Continued)

companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

New accounting pronouncement — In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11, “Repurchase-to-Maturity, Repurchase Financings, and Disclosures”. A repurchase-to-maturity transaction is one where the repurchase agreement settles at the same time as the maturity of the transferred financial asset. These transactions, unlike other repurchase agreements, were accounted for as sales and purchases instead of being treated as secured borrowings. This ASU changes that accounting practice and treats all repurchase agreements as secured borrowings. The ASU additionally requires two new disclosures which are intended to: a) disclose information on transferred assets accounted for as sales in transactions that are economically similar to repurchase agreements, and b) provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. The ASU impacts all entities that enter into repurchase-to-maturity transactions, entities that account for these transactions as a sale and a purchase, and entities that engage in repurchase agreements and securities lending transactions. The new disclosures are required to be presented for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact these updates may have on the Funds’ financial statements and disclosures.

Futures Contracts — The Active Bond Fund buys and sells futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act, or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations there under. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of September 30, 2015, the Active Bond Fund did not hold any futures contracts.

Swap Contracts — The Active Bond Fund may enter into swap transactions, which are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

37

Notes to Financial Statements (Continued)

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, bilateral swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

Centrally cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses servicing as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Swaps other than security-based swaps are included in the definition of “commodity interests” under the Commodity Exchange Act (the “CEA”). Under recent amendments to Rule 4.5 under the CEA, a Fund may be considered a commodity pool if it trades more than a de minimis amount of commodity interests (including swaps). Under such circumstances, the Fund and its investment advisor may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”). The Fund does not intend to trade above the de minimis limitation, and the Active Bond Fund’s investment advisor has claimed an exemption from registering with the CFTC as a commodity pool operator and an exemption from registering with the CFTC as a commodity trading advisor.

As of September 30, 2015, the Active Bond Fund held a swap agreement with a fair value of $149,598 and had cash in the amount of $268,209 held as collateral for the swap agreement.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

38

Notes to Financial Statements (Continued)

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Active Bond Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, the Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment of any net liability owed to it by the Fund.

For financial reporting purposes, the Active Bond Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

39

Notes to Financial Statements (Continued)

The following table sets forth the fair value of the Active Bond Fund’s derivative financial instruments by primary risk exposure as of September 30, 2015:

Fair Value of Derivative Investments
As of September 30, 2015
	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Active Bond Fund	Swap Agreements - Credit Contracts*	$19,134	$—

*	Statements of Assets and Liabilities Location: Receivable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreication (depreciation).

The following table sets forth the operations of the Active Bond Fund’s derivative financial instruments by primary risk exposure for the year ended September 30, 2015:

The Effect of Derivative Investments on the Statement of Operations
for the Year Ended September 30, 2015
			Change in
			Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Active Bond Fund	Futures - Interest Rate Contracts*	$(38,468)	$—
	Swap Agreements - Credit Contracts**	31,507	(148,981)

*	Statement of Operations Location: Net realized loss on futures.

**	Statement of Operations Location: Net realized gains on swap agreements and net change in unrealized appreciation (depreciation) on swap agreements.

For the year ended September 30, 2015, the average quarterly notional value of derivative financial instruments were as follows:

	Active
	Bond
	Fund
Futures	$—	*
Credit Default Swaps	$1,020,000

*	The Fund held no futures contracts at each quarter end.

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle. The approved investment vehicle is subject to market risk.

As of September 30, 2015, the Funds loaned securities and received collateral as follows:

	Market Value of	Market Value of
	Securities	Collateral
Fund	Loaned	Received
Active Bond Fund	$61,540	$63,292
High Yield Fund	5,588,660	5,976,219

40

Notes to Financial Statements (Continued)

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity. A lending Fund retains the interest or dividends on the investment of any cash received as collateral. The lending Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the lending Fund. The lending Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares of the Funds. The maximum offering price per share of Classes C, Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase.

Investment income — Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Funds declare and distribute net investment income, if any, monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income with respect to investments in underlying funds is affected by the timing of dividends declarations by underlying funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Strategic Trust, Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Institutional Funds Trust and Touchstone Variable

41

Notes to Financial Statements (Continued)

Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2015:

	Active Bond	High Yield
	Fund	Fund
Purchases of investment securities	$36,185,028	$91,662,292
Proceeds from sales and maturities	$39,433,910	$128,498,372

For the year ended September 30, 2015, purchases and proceeds from sales and maturities in U.S. Government securities were $308,461,008 and $308,356,300, respectively, for the Active Bond Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the High Yield Fund for the year ended September 30, 2015.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter” and “Distributor”), or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $26,338 for the year ended September 30, 2015.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

42

Notes to Financial Statements (Continued)

Active Bond Fund*	0.40% on the first $300 million
0.35% on such assets in excess of $300 million
High Yield Fund	0.60% on the first $50 million
0.50% on the next $250 million
0.45% on such assets in excess of $300 million

*Prior to March 1, 2015, the Fund paid 0.50% on the first $100 million, 0.45% on the next $100 million, 0.40% on the next $100 million, and 0.35% on such assets in excess of $300 million.

The Advisor has entered into investment sub-advisory agreements with Fort Washington Investment Advisors, Inc. (the “Sub-Advisor”), an affiliate of the Advisor. The Sub-Advisor is a wholly-owned, indirect subsidiary of Western & Southern. The Advisor, not the Funds, pays sub-advisory fees to the Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

				Institutional
Fund	Class A	Class C	Class Y	Class
Active Bond Fund	0.90%	1.65%	0.65%	0.57%
High Yield Fund	1.05%	1.80%	0.80%	0.72%

These expense limitations will remain in effect for all Funds through at least January 29, 2016, but can be terminated by a vote of the Board if it deems the termination to be beneficial to the Fund’s shareholders.

During the year ended September 30, 2015, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, including distribution fees of the Funds as follows:

			Other
	Investment	Administration	Operating
	Advisory	Fees	Expenses
Fund	Fees Waived	Waived	Reimbursed	Total
Active Bond Fund	$17,880	$156,874	$129,251	$304,005
High Yield Fund	—	25,307	151,731	177,038

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

As of September 30, 2015, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	September 30,	September 30,	September 30,
Fund	2016	2017	2018	Total
Active Bond Fund	$446,744	$351,146	$248,771	$1,046,661
High Yield Fund	517,767	159,641	125,918	803,326

43

Notes to Financial Statements (Continued)

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended September 30, 2015.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services through December 31, 2014, the Advisor’s annual administration fee was:

0.20% on the first $6 billion of the aggregate average daily net assets;

0.16% on the next $4 billion of aggregate average daily net assets; and

0.12% on the aggregate average daily net assets over $10 billion.

The fee was computed and allocated among the funds of the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust, Touchstone Institutional Money Market Fund, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary. Prior to December 1, 2014, the Funds reimbursed the Advisor up to $17 per sub-account maintained by the intermediary.

44

Notes to Financial Statements (Continued)

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING ARANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.35% of average daily net assets that are attributable to Class A shares. The Funds currently limit the 12b-1 fees for Class A shares to 0.25% of average daily net assets attributable to such shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the Funds listed below during the year ended September 30, 2015:

Fund	Amount
Active Bond Fund	$8,175
High Yield Fund	5,351

In addition, the Underwriter collected CDSCs on the redemption of Class C shares of the Funds listed below during the year ended September 30, 2015:

Fund	Amount
Active Bond Fund	$115
High Yield Fund	442

AFFILIATED INVESTMENTS

Each Fund may have invested in the Touchstone Institutional Money Market Fund through June 19, 2015, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the Funds were invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator were paid additional fees from the Touchstone Institutional Money Market Fund that were not waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2015, is as follows:

	Share Activity
	Balance			Balance		Value
	09/30/14	Purchases	Sales	09/30/15	Dividends	09/30/15
Active Bond Fund	4,371,849	111,886,541	(116,258,390)	—	$345	$—
High Yield Fund	1,558,986	95,340,776	(96,899,762)	—	411	—

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

45

Notes to Financial Statements (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2015 and 2014 was as follows:

	Active Bond Fund		High Yield Fund
	2015	2014	2015	2014
From ordinary income	$2,930,894	$3,450,589	$13,497,632	$16,712,943
From long-term capital gains	—	—	4,386,314	—
Total distributions	$2,930,894	$3,450,589	$17,883,946	$16,712,943

The following information is computed on a tax basis for each item as of September 30, 2015:

	Active Bond	High Yield
	Fund	Fund
Tax cost of portfolio investments	$96,581,323	$255,303,986
Gross unrealized appreciation	2,392,430	1,464,637
Gross unrealized depreciation	(3,107,681)	(23,219,915)
Net unrealized appreciation (depreciation) on investments	(715,251)	(21,755,278)
Accumulated capital and other losses	(45,543,307)	(618,703)
Undistributed ordinary income	89,055	7,473
Net unrealized appreciation (depreciation) on foreign currency transactions	2	—
Other temporary differences	9,226	—
Accumulated earnings (deficit)	$(46,160,275)	$(22,366,508)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.

As of September 30, 2015, the Funds had the following capital loss carryforwards for federal income tax purposes:

			No	No
			Expiration	Expiration
	Short Term Expiring On		Short	Long
Fund	2016	2017	Term*	Term*	Total
Active Bond Fund	$37,115,347	$8,427,960	$—	$—	$45,543,307
High Yield Fund	—	—	232,670	386,033	618,703

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act first became effective for the Funds’ fiscal year ended September 30, 2012 and are applicable to all subsequent fiscal years. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended September 30, 2015, the following Funds utilized capital loss carryforwards.

Fund	Amount
Active Bond Fund	$669,581

The Active Bond Fund had $28,736,399 of capital losses expire during the year ended September 30, 2015.

46

Notes to Financial Statements (Continued)

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2012 through 2015) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statements and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the paydown gains/losses on mortgage backed securities, swap premium paid, expiration of prior year capital loss carryforwards and income adjustments on preferred securities sold have been made to the following Funds for the year ended September 30, 2015:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income(Loss)	Gains(Losses)
Active Bond Fund	$(28,736,399)	$282,365	$28,454,034
High Yield Fund	—	1,313	(1,313)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

7. Risks Associated with Credit

An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

8. Risks Associated with Interest Rate Changes

As interest rates rise, the value of fixed-income securities the Funds own will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Funds’ NAV.

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure on the Funds’ financial statements.

47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust (comprising, respectively, the Touchstone Active Bond and Touchstone High Yield Funds) (the “Funds”) as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Touchstone Investment Trust at September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

November 24, 2015

48

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2015 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates in 2015. The Fund intends to pass through the maximum allowable percentage for Form 1099Div.

Active Bond Fund	0.85%

Dividends Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended September 30, 2015 qualify for the corporate dividends received deduction. The Fund intends to pass through the maximum allowable percentage for Form 1099Div.

Active Bond Fund	0.85%

For the fiscal year ended September 30, 2015, the High Yield Fund designated $4,386,314 as long-term capital gains.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; or (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2015 through September 30, 2015.

Actual Expenses

The first line of the table below for each share class of a Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the six months ended September 30, 2015” to estimate the expenses you paid on your account during this period.

49

Other Items (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below for each share class of a Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below for each share class of a Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Schedule of Shareholder Expenses (Continued)

		Net Expense	Beginning	Ending	Expenses Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2015	2015	2015	2015*
Touchstone Active Bond Fund
Class A	Actual	0.90%	$1,000.00	$978.90	$4.46
Class A	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56

Class C	Actual	1.65%	$1,000.00	$975.80	$8.17
Class C	Hypothetical	1.65%	$1,000.00	$1,016.80	$8.34

Class Y	Actual	0.65%	$1,000.00	$980.10	$3.23
Class Y	Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29

Institutional Class	Actual	0.57%	$1,000.00	$980.50	$2.83
Institutional Class	Hypothetical	0.57%	$1,000.00	$1,022.21	$2.89

Touchstone High Yield Fund
Class A	Actual	1.05%	$1,000.00	$940.90	$5.11
Class A	Hypothetical	1.05%	$1,000.00	$1,019.80	$5.32

Class C	Actual	1.80%	$1,000.00	$937.20	$8.74
Class C	Hypothetical	1.80%	$1,000.00	$1,016.04	$9.10

Class Y	Actual	0.80%	$1,000.00	$941.40	$3.89
Class Y	Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05

Institutional Class	Actual	0.72%	$1,000.00	$942.80	$3.51
Institutional Class	Hypothetical	0.72%	$1,000.00	$1,021.46	$3.65

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

50

Other Items (Unaudited) (Continued)

At a meeting held on February 12, 2015, the Board of Trustees of the Touchstone Investment Trust approved the reorganizations of the Touchstone Institutional Money Market Fund and the Touchstone Money Market Fund into the Dreyfus Cash Management and the General Money Market Fund, Inc., respectively, each managed by Dreyfus Corporation. A shareholder meeting was held on May 8, 2015 for the purpose of approving the reorganization. Shareholders approved the reorganization of the Touchstone Institutional Money Market Fund. The meetings of shareholder of the Touchstone Money Market Fund was adjourned to June 5, 2015, and shareholders of the Touchstone Money Market Fund approved the reorganization. The results of the voting are as follows:

	For	Against	Abstain
Touchstone Institutional Money Market Fund	529,181,036	—	—
Touchstone Money Market Fund	164,118,250	1,046,970	4,492,196

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Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	43	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services company) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YMCA of Greater Cincinnati from 2012 to the present.
Independent Trustees
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	43	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

52

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	43	None.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (charitable organization) from 2012 to 2013.	43	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	43	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	43	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; and Al Neyer Inc. (a construction company) from 2013 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person“ of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of September 30, 2015, the Touchstone Fund Complex consists of 2 series of the Trust, 1 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 12 series of Touchstone Funds Group Trust, 18 series of Touchstone Strategic Trust, and 9 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

53

Management of the Trust (Unaudited) (Continued)

The following is a list of the Officers of the Trusts, the length of time served, and principal occupations for the past five years.

Principal Officers:
Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. (2003-2010.)
Timothy S. Stearns c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard BNY Mellon 201 Washington St, 34th Fl. Boston, MA 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

[1]	Each officer also holds the same office with Touchstone Tax Free-Trust, Touchstone Institutional Funds Trust, Touchstone Funds Group Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

54

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

55

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-55-TINT-AR-1510

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Investment Trust totaled $31,500 and $56,400 in fiscal 2015 and fiscal 2014, respectively, including fees associated with the annual audits and filings of Form N1A and Form N-SAR.

Audit-Related Fees

(b)	There were no audit-related fees for the 2015 and 2014 fiscal years.

Tax Fees

(c)	The aggregate fees for tax compliance services totaled $20,060 and $17,200 in fiscal 2015 and 2014, respectively.

Fees for both 2015 and 2014 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	There were no fees for all other services in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for 2015 and 2014.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $20,060 and $17,200 for 2015 and 2014, respectively.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Investment Trust

By (Signature and Title)* /s/ Jill T. McGruder

                                            Jill T. McGruder, President

                            (principal executive officer)

Date 11/30/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jill T. McGruder

                                            Jill T. McGruder, President

                            (principal executive officer)

Date 11/30/2015

By (Signature and Title)* /s/ Terrie A. Wiedenheft

                                            Terrie A. Wiedenheft, Controller and Treasurer

                                            (principal financial officer)

Date 11/30/2015

* Print the name and title of each signing officer under his or her signature.